Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 22 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH
  The Principal Financial Group      Jones & Blouch, L.L.P.
  Des Moines, Iowa 50392             Suite 405 West
                                     1025 Thomas Jefferson Street, N.W.
                                     Washington, DC 20007-0805


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

                 immediately upon filing pursuant to paragraph (b) of Rule 485
X                on May 1, 2002, pursuant to paragraph (b) of Rule 485
                 60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
                 75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:)

                 This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.



                           PREFERRED SECURITIES FUND

                              INSTITUTIONAL CLASS

 This Prospectus describes a mutual fund organized by Principal Life Insurance
                          Company ("Principal Life").

                  The date of this Prospectus is May 1, 2002.
Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND DESCRIPTION


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected.


Only the Preferred Securities Fund is described in this Prospectus. The Sub-Advisor for the Preferred Securities Fund is Spectrum Asset Management, Inc. ("Spectrum").
  * Principal Management Corporation, Spectrum, Princor and Principal Life are members of the Principal Financial Group/(R)/.


INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Fund. Eligible purchasers are limited to separate accounts of Principal Life, Principal Life or any of its subsidiaries or affiliates and funds distributed by Princor Financial Services Corporation ("Princor") if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds. The Board of Directors reserves the right to broaden or limit this designation of eligible purchasers.

In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how the Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, this is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of the Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


FUND PERFORMANCE
Because the Fund is new, no performance information is included in this Prospectus. To obtain performance information for the Fund after its first full calendar quarter of operations, contact us at WWW.PRINCIPAL.COM or call 1-800-547-7754. Remember that a Fund's past performance in not an indication of how the Fund will perform in the future.

NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, the Manager or the Sub-Advisor.
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PREFERRED SECURITIES FUND

The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred stocks of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred stocks. The Fund focuses on utility, financial services and manufacturing industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred stocks are securities that pay dividends at a specified rate and have "preference" over common stock in the payment of dividends and the liquidation of assets. This means that a company must pay dividends on its preferred stock before paying any dividends on its common stock, and the claims of preferred stockholders are ahead of common stockholders' claims on assets in a corporate liquidation. Preferred stockholders, however, usually have no right to vote for corporate directors or on other matters. Preferred stocks pay a fixed stream of income to investors, and these income payments are the primary source of long-term investment returns on preferred stocks. The market value of preferred stocks is extremely sensitive to changes in interest rates. Preferred stocks share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio. For a security to be considered for the Fund, Spectrum needs to believe that the credit is stable or improving. The yield needs to be attractive given the rating and credit trend relative to other preferred issues. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
Investment-grade preferred stocks are issued by comparatively few companies. The Fund may have difficulty finding enough suitable securities to meet its investment objective if new preferred stock issuance decreases substantially or new investments in the Fund increase substantially.

Companies within the financial services, manufacturing and utilities industries issue most investment-grade preferred stocks. As a result, it is difficult to spread the Fund's assets across industry groups and the fund is subject to industry concentration risk. The level of interest rates, changing regulatory environments, and intensifying competition heavily influences the profitability of both financial services and utilities industries. Other factors that can harm the performance of financial services companies include fluctuations in the economy and financial markets. Among other factors that can harm the financial performance of utilities are changes in energy costs, environmental regulations and increased competition due to deregulation of prices and supply.


The Fund may be subject to interest rate risk that is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred stocks will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred stocks. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in investments with lower rates. In addition, the Fund would not benefit from any increase in value as a result of declining interest rates.

The Fund is subject to the risk that a change in federal tax law could reduce or eliminate the Dividend-Received Deduction ("DRD") which permits corporations to exclude from gross income a percentage of "qualified" dividends. This DRD effectively increases the after-tax return of dividends from preferred stocks. From time-to-time, proposals have been made to lower the DRD. Such a change to the tax law would reduce the market value of preferred stocks that pay DRD eligible income to compensate for the higher tax that corporate investors would have to pay on the dividends.


The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As a result, the value of an investment in the Fund will go up and down. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

As the inception date of the Fund is May 1, 2002, no historical performance data is available.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      0.75%
                                ----
            TOTAL EXPENSES      0.75%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and does not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
The Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

RISKS OF HIGH YIELD SECURITIES
The Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil leases or futures.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yield than comparable fixed-income securities. In addition, at the time a convertible securities is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The the Fund s treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The the Fund may invest in convertible securities without regard to their ratings.

FOREIGN SECURITIES
The Fund may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, the Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Fund may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in the Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate is calculated for the Fund as its new.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2001, the mutual funds it manages had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors for the Principal Investors Fund. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

The Sub-Advisor of the Preferred Securities Fund is Spectrum Asset Management, Inc. Spectrum is an affiliate of Principal Capital Management LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford CT 06905. As of December 31, 2001, Spectrum had nearly $1.1 billion under management.


DAY-TO-DAY FUND MANAGEMENT
The individuals responsible for the day-to-day management for the Fund are:


BERNARD M. SUSSMAN . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.



L. PHILLIP JACOBY . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.


DUTIES OF THE MANAGER AND SUB-ADVISORS
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

The Principal Investors Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Principal Investors Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Principal Investors Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated

Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.


PRICING OF FUND SHARES
The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund .. subtracting liabilities of the Fund
.. dividing the remainder by the total number of shares owned.

If current market values are not readily available for a security owned by the Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.


REDEMPTION OF FUND SHARES
The Fund sells its shares upon request. There is no charge for the sale. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES
Shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS
The Fund pays its net investment income on an annual basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Fund is the 23rd of December (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution for the Fund is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans which qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent auditors, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated May 1, 2002 and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-547-7754. Additional information about the Fund's investments will be available in the Fund's annual and semiannual report to shareholders.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


The U.S. Government does not insure or guarantee an investment in the Fund.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                               dated May 1, 2002


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The prospectus for the Preferred Securities Fund is dated May 1, 2002. The other Fund's prospectuses are dated March 1, 2002. The prospectuses, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-0200

The prospectuses for Class J shares, the Select and Preferred share classes and the Advisors Select and Advisors
Preferred share classes may be viewed on our web site at www.principal.com.

Principal Investors Fund                                         GENERAL

INFORMATION                                                             1
www.principal.com

FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.


The date of organization of the Preferred Securities Fund is April 17, 2002. The date of organization of the Capital Preservation Fund is March 14, 2001. The date of organization of the LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, LifeTime Strategic Income (referred to herein as the "Principal LifeTime" Funds), Partners MidCap Blend and Partners SmallCap Value Funds is December 13, 2000. The date of organization of the other Funds is September 14, 2000.


The Preferred Securities Fund only offers Institutional Class shares. Each of the other Funds offers multiple classes of shares with different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


FUND INVESTMENT LIMITATIONS
Balanced, Bond & Mortgage Securities, Capital Preservation, European, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Pacific Basin, Partners LargeCap Blend, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners

LargeCap Value, Partners MidCap Blend, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Value, Preferred Securities, Real Estate, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index and Technology Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities, Real Estate or Technology Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities) of its assets in foreign securities, except that the European, International I, International II, International Emerging Markets, International SmallCap, Pacific Basin and Technology Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

 5) Enter into a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
  (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets. This restriction does not apply to the Partners LargeCap Blend, Partners SmallCap Growth II and Preferred Securities Funds.

 6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts. This restriction does not apply to the Partners LargeCap Blend, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, Preferred Securities, Real Estate, SmallCap Blend and SmallCap Value Funds.

 7) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund (except the Balanced, Capital Preservation, International I, International II and International Emerging Markets Funds) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION

LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index Funds
------------------------------------------------------------------------------
Invista Capital Management, LLC ("Invista") allocates Fund assets in approximately the same weightings as the relevant index. Invista may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Invista may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Growth I and Partners MidCap Blend Funds
----------------------------------------------------------
Morgan Stanley Asset Management ("Morgan Stanley") follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Partners LargeCap Growth I and Partners MidCap Blend, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth Fund
---------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Preferred Securities Fund
-------------------------

Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners SmallCap Value Fund
----------------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Index economic sectors to control risk.

Selections of equity securities for the other Funds (except the Partners MidCap Value Fund and Partners SmallCap
Growth Fund I) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value and Partners SmallCap Growth I
----------------------------------------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the same three basic steps but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
The European, International I, International II, International Emerging Markets, International SmallCap, Pacific Basin and Technology Funds may each invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may each invest in foreign securities to the extent that the relevant index is so invested. The Preferred Securities Fund may invest up to 35% of its assets in securities of foreign investors. The other Funds may each invest up to 25% of its assets in securities of foreign issuers.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

High-Yield/High-Risk Bonds
--------------------------
The Balanced, Bond & Mortgage Securities and Preferred Securities Funds each may invest a portion of its assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality
Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities,
Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond,
High Quality Short-Term Bond and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Zero-coupon securities
----------------------
The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------
Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund sets up a separate account with the Custodian to place foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase and Reverse Repurchase Agreements
--------------------------------------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


When-Issued and Delayed Delivery Securities
-------------------------------------------
Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to the Fund's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Wrapper Agreements (Capital Preservation Fund only)
---------------------------------------------------
Under a wrapper agreement, the wrap provider agrees to make payments to the Fund with respect to covered assets if certain events happen. The Fund buys wrapper agreements to help maintain a stable value per share. Under normal circumstances, the value of the wrapper agreements is expected to vary inversely with the value of the Fund's assets covered by the wrapper agreements ("covered assets").

If the value of the covered assets is less than their book value, the wrapper agreements are assets of the Fund with a value equal to the difference. If the value of the covered assets is more than their book value, the wrapper agreements are liabilities of the Fund with a value equal to the excess. Therefore, under normal circumstances, the sum of the value of the Fund's wrapper agreements plus the value of the covered assets is expected to equal the purchase price of the covered assets plus interest on the covered assets at a rate determined in the wrapper agreements.

Under a wrapper agreement, the wrap provider agrees to make certain payments to the Fund in exchange for an annual premium. The cost of wrapper agreements is typically 0.10% to 0.30% per dollar of covered assets per year.


Payments made by the wrap provider help the Fund make redemption payments that reflect the book value of the covered assets rather than the market value of the covered assets. If, to cover payment of a redemption of Fund shares, the Fund is required to liquidate covered assets, the wrap provider may be obligated to pay the Fund all or some of the difference between the fair market and book value of such covered assets (if the fair market value is less than the book value). If the market value of the covered assets is greater than the book value of the covered assets, the Fund may be obligated to pay all or some of the difference to the wrap provider. Through these obligations, the wrapper agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's covered assets.


The amount of the payment, if any, is based on the book value of the wrapper agreement. The book value of the wrapper agreement is equal to:
.. purchase price of covered assets
.. minus sale price of covered assets sold to cover share redemptions
.. plus interest accrued at the crediting rate.

The crediting rate is:
.. (((1+Y)*(MV/PBV)1/D)-1) where:
    Y = duration weighted effective annual yield of the Fund
    MV = covered market value
    PBV = wrap provider's book value
    D = dollar weighted Fund duration
.. The crediting rate is reset at least quarterly. It may be impacted by:
  . defaulted/impaired securities;
  . increases and decreases in covered assets as a result of purchases and sales of Fund shares;
  . changes to the duration and yield of the covered assets; and
  . amortization of unrealized and realized gains and losses on the covered assets.
.. The crediting rate is never less than zero.

Wrapper agreements may be participating, non-participating or a hybrid of the two. Under a participating agreement, the Fund does not receive any payments under the wrapper agreement until it has liquidated all of the covered assets. At that time, if there is any remaining book value, the wrap provider will pay the Fund such remainder. Under a non-participating agreement, if there is a difference between the value of the covered assets and book value, the wrap provider or the Fund will make a payment to the other each time covered assets are sold to fund share redemptions. If the value of the covered assets is less than book value, the wrap provider makes a payment to the Fund, while if the value of the covered assets is greater than book value, the Fund makes a payment to the wrap provider. In either case, the payment is equal to the difference between:
.. the amount necessary to fund the redemption, and .. the product of the amount of the redemption multiplied by the ratio of the market value of the covered assets to book value.
Under a hybrid wrapper agreement, a certain percentage of payments is treated as participating with all remaining payments being non-participating.

Generally, payments under the wrapper agreement are made within one day after the Fund requests payment. In addition, each wrapper agreement allows the Fund, in the Fund's discretion, to assign a portion of the wrapper agreement to a shareholder as a payment in kind.


Payment requests are allocated among wrap providers on a pro-rata basis, based on the book value of each wrapper agreement. However, if a portion of the wrapper agreement is to be assigned as a payment in kind to a shareholder, the Fund has the discretion to allocate the payment to a single wrapper agreement.

The terms of a wrapper agreement may require that covered assets have a specified duration or maturity, consist of specified types of securities and/or be of specified credit quality. The Fund purchases wrapper agreements whose criteria are consistent with its investment objectives and policies. In some cases, the wrap provider may require more restrictive investment objectives and policies than those set forth in the prospectus and SAI. The wrapper agreement may also allow the wrap provider to terminate the agreement if the Fund changes its investment objective, policies and/or restrictions without consent of the wrap provider. In the event of termination of a wrapper agreement, the Fund may or may not be able to contract with a substitute wrap provider.


A wrapper agreement may terminate on a specified date, or be terminable upon notice by the Fund or default by either the Fund or the wrap provider. An evergreen wrapper agreement has no maturity date. Under an evergreen agreement, either the Fund or the wrap provider may elect to terminate the wrapper agreement through a fixed maturity conversion. This means that the wrapper agreement terminates on a future date. During the conversion period, the Fund may be required to comply with certain restrictions with regard to the covered assets. Such restrictions may include continuation of the investment guidelines set forth in the wrapper agreement and a requirement that covered assets are managed to maintain a duration equal to the time remaining until termination of the wrapper agreement.


Generally, at the termination of the wrapper agreement, the wrap provider is required to pay the Fund any excess in book value over the value of the covered assets. However, if the Fund terminates the agreement, other than through fixed maturity conversion, no such payment may be made.



RISKS OF WRAPPER AGREEMENTS. . The Fund expects that using wrapper agreements will allow it to maintain a stable value per share and pay dividends that reflect the interest income and market value gains and losses on the covered assets (less the Fund's expenses and wrap provider fees). However, there can be no assurance that the Fund will be able to maintain a stable value per share or that a shareholder will achieve the same investment return as it would realize by directly investing in the covered assets. As the crediting rates under the wrapper agreements reflect the amortization of realized and unrealized gains and losses on the covered assets, a shareholder could realize more or less than the actual investment returns of the covered assets. In addition, wrapper agreements have certain risks and could prevent the Fund from achieving its investment objective.



FAILURE TO OBTAIN REPLACEMENT WRAPPER AGREEMENTS. . If a wrapper agreement terminates or matures, the Fund may not be able to obtain a replacement wrapper agreement or a wrapper agreement with terms similar to the old agreement. In that event, the Fund may not be able to maintain a stable value per share. If at such time the value of the covered assets is less than book value, the Fund may be required to reduce its price per share. On the other hand, if at such time the value of the covered assets is greater than book value, the Fund's price per share may increase. In either case, shareholders may experience unexpected fluctuations in the value of their shares. In addition, the terms of the replacement wrapper agreement may not be as favorable as the terminated agreement. For example, the wrap provider fee may be higher and the returns of the Fund may be negatively impacted.


Some wrapper agreements require that the Fund maintain a specified percentage of its total assets in short-term investments as a cash buffer. These short-term investments are available for the payment of withdrawals from the Fund and Fund expenses. To the extent that the cash buffer falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to replenish the cash buffer. The obligation to maintain the cash buffer may result in a lower return for the Fund than if these funds were invested in longer-term fixed-income securities. The cash buffer required by all wrapper agreements is not expected to be greater than 20% of the Fund's total assets. However, the cash buffer amount may be required to be increased above this limit as a result of anticipated redemptions.



VALUATION OF WRAPPER AGREEMENTS. . The Board of Directors has adopted policies and procedures for the Fund that set forth the steps to be followed by the Manager and/or Sub-Advisor to establish a fair value for each wrapper agreement. Under certain circumstances, other methods may be used to determine the market value of a wrapper agreement. These circumstances include but are not limited to:
.. wrap provider default under a wrapper agreement or any other agreement;
.. insolvency of a wrap provider;
.. credit rating downgrade of a wrap provider; and

.. any other situation in which the Board determines that a wrap provider may no longer be able to satisfy its obligations under a wrapper agreement.
In such case, the fair value of the wrapper agreement may be determined to be less than the difference between book value and market value of the covered assets. In these situations, the Fund may not be able to maintain a stable value per share. The Fund may experience a decrease or increase in its value per share based on the value of the covered assets at the time of the adjustment.


CREDIT RISK OF COVERED ASSETS. . Wrapper agreements usually do not require the wrap provider to assume the credit risk associated with the issuer of any covered asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of a covered asset may cause such covered asset to be removed from the coverage of the wrapper agreement. In addition, certain other downgrades of covered assets may cause such covered assets to be removed from coverage unless and until the issuer's credit rating is upgraded to its former level. In these situations, the termination of coverage of such assets will cause the book value of the wrapper agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in the value per share and may not be able to maintain a stable value per share.



DEPENDENCE ON A LIMITED NUMBER OF WRAP PROVIDERS. . It is currently intended that the Fund will have wrapper agreements with one or more wrap providers. If the Fund has more than one wrapper agreement, coverage of the covered assets will be allocated among the wrap providers. However, there is no assurance that the Fund will be able to obtain more than one wrapper agreement. It is possible that the Fund will be totally dependent on one wrap provider for coverage.



LIABILITY OF WRAP PROVIDERS. . A wrap provider's payment obligation is limited to the book value of the wrapper agreement. If the Fund enters into wrapper agreements with more than one wrap provider, no wrap provider will be jointly liable for payment obligations of another wrap provider. If a wrap provider defaults on its obligations, the Fund will not be able to look to another wrap provider for satisfaction of such obligations. In that event, the Fund may attempt to replace the wrap provider. There can be no guarantee that such replacement will be feasible.



ILLIQUID ASSETS. . Currently there is no active trading market for wrapper agreements and none is expected to develop. Therefore, wrapper agreements may not be able to be liquidated at fair market value and are considered illiquid. At the time of purchase, the fair market value of the wrapper agreements plus the fair market value of all other illiquid assets will not exceed 15% of the fair market value of the Fund's net assets. In the event that the fair market value of all illiquid assets, including wrapper agreements, is more than 15% of the fair market value of the Fund's net assets as a result of events other than purchase of illiquid assets, the Fund may not be able to maintain a stable value per share. The Fund will take steps to reduce in an orderly manner the percentage of illiquid assets in the Fund so that the percentage of illiquid assets is not more than 15%.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. For this purpose, money market instruments include:

The types of money market instruments that the Funds may purchase are described below:


.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities, Real Estate and Technology, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The European, International II and Pacific Basin Funds use the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rate for each Fund (except the Preferred Securities Fund, as it is new, and the Money Market Fund) is shown in the Financial Highlights section of the prospectus.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------


                                                                                                    NUMBER
                                                                                                      OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND         OTHER
                                                                                                   COMPLEX     DIRECTORSHIPS
                                                                                                   OVERSEEN        HELD
                                                    LENGTH OF       PRINCIPAL OCCUPATION(S)           BY            BY
NAME, ADDRESS AND AGE  POSITION(S) HELD WITH FUND  TIME SERVED        DURING PAST 5 YEARS          DIRECTOR      DIRECTOR



James D. Davis      Director                Since 1993  Attorney. Vice          99   None
4940 Center Court                                       President, Deere and
Bettendorf, Iowa                                        Company, Retired.
03/22/34


Pamela A. Ferguson     Director                Since 2000  Professor of            99   None
4112 River Oaks Drive                                      Mathematics, Grinnell
Des Moines, Iowa                                           College since 1998.
05/05/43                                                   Prior thereto,
                                                           President, Grinnell
                                                           College.


Richard W. Gilbert     Director                Since 2000  President, Gilbert      99   None
5040 Arbor Lane, #302  Member Audit Committee              Communications, Inc.
Northfield, Illinois   Member Nominating                   since 1993. Prior
05/08/40               Committee                           thereto, President and
                                                           Publisher, Pioneer
                                                           Press.



William C. Kimball      Director                Since 2000  Chairman and CEO,       99   None
Regency West 8                                              Medicap Pharmacies,
4350 Westown Parkway,                                       Inc. since 1998. Prior
Suite 400                                                   thereto, President and
West Des Moines, Iowa                                       CEO.


Barbara A. Lukavsky   Director                Since 1993  President and CEO,      99   None
13731 Bay Hill Court  Member Audit Committee              Barbican Enterprises,
Clive, Iowa           Member Nominating                   Inc. since 1997.
09/10/40              Committee                           President and CEO, Lu
                                                          San ELITE USA, L.C.
                                                          1985-1998.



The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 2000  Executive Vice          99   None
08/16/49                                                   President, Principal
                                                           Life Insurance
                                                           Company since 2000;
                                                           Senior Vice President,
                                                           1996-
                                                           2000; Vice President -
                                                           Individual Markets
                                                           1990-
                                                           1996. Director,
                                                           Principal Management
                                                           Corporation
                                                           and Princor Financial
                                                           Services Corporation
                                                           ("Princor").



Ralph C. Eucher     Director and President  Since 1999  Vice President,         99   None
06/14/52            Member Executive                    Principal Life
                    Committee                           Insurance Company
                                                        since 1999. Director
                                                        and President, Princor
                                                        and Principal
                                                        Management Corporation
                                                        since 1999. Prior
                                                        thereto, Second Vice
                                                        President, Principal
                                                        Life Insurance
                                                        Company.

Larry D. Zimpleman  Director                Since 2001  Executive Vice          99   None
09/07/51            Chairman of the Board   Since 2001  President, Principal
                    Member Executive                    Life since 2001.
                    Committee                           Senior Vice
                                                        President,1999-2001.
                                                        Vice
                                                        President,1998-1999.
                                                        Prior thereto, Vice
                                                        President-Pension.



The Audit and Nominating Committee considers management's recommendation of independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett    Treasurer               Since 1993  Second Vice President   99   None
03/12/52                                                and Treasurer,
                                                        Principal Life
                                                        Insurance Company
                                                        since 1998. Director -
                                                        Treasury
                                                        1996-1998. Prior
                                                        thereto, Associate
                                                        Treasurer.


Michael J. Beer     Executive Vice          Since 1993  Executive Vice          99   None
01/09/61            President                           President. Executive
                                                        Vice President and
                                                        Chief Operating
                                                        Officer, Princor
                                                        Financial Services
                                                        Corporation and
                                                        Principal Management
                                                        Corporation since
                                                        1999. Vice President
                                                        and Chief Operating
                                                        Officer, 1998-1999.
                                                        Prior thereto, Vice
                                                        President and
                                                        Financial Officer.


Arthur S. Filean    Senior Vice President   Since 1993  Senior Vice President,  99   None
11/04/38            and Secretary                       Princor and Principal
                                                        Management
                                                        Corporation, since
                                                        2000. Vice President,
                                                        Princor, 1990-2000.
                                                        Vice President,
                                                        Principal Management
                                                        Corporation,
                                                        1996-2000.


Ernest H. Gillum    Vice President          Since 1993  Vice President -        99   None
06/01/55            Assistant Secretary                 Product Development,
                                                        Princor and Principal
                                                        Management
                                                        Corporation, since
                                                        2000. Vice President -
                                                        Compliance and Product
                                                        Development, Princor
                                                        and Principal
                                                        Management
                                                        Corporation,
                                                        1998-2000. Prior
                                                        thereto, Assistant
                                                        Vice President,
                                                        Registered Products,
                                                        1995-1998.


Jane E. Karli       Assistant Treasurer     Since 1996  Assistant Treasurer,    99   None
04/01/57                                                Principal Life
                                                        Insurance Company
                                                        since 1998. Prior
                                                        thereto Senior
                                                        Accounting and Custody
                                                        Administrator.


Sarah J. Pitts      Assistant Counsel       Since 2000  Counsel, Principal      99   None
12/31/45                                                Life Insurance Company
                                                        since 1997. Counsel,
                                                        Principal Capital
                                                        Income Investors, LLC.



Layne A. Rasmussen  Controller              Since 2000  Controller - Mutual     99   None
10/30/58                                                Funds, Principal
                                                        Management Corporation
                                                        since 1995.


Michael D. Roughton  Counsel                 Since 1993  Vice President and      99   None
07/10/51                                                 Senior Securities
                                                         Counsel, Principal
                                                         Life Insurance
                                                         Company, since 1999.
                                                         Counsel 1994-1999.
                                                         Counsel, Invista
                                                         Capital Management,
                                                         LLC, Princor and
                                                         Principal Management
                                                         Corporation.

Jean B. Schustek    Assistant Vice          Since 2000  Assistant Vice          99   None
02/17/52            President                           President - Registered
                    Assistant Secretary                 Products, Principal
                                                        Management Corporation
                                                        and Princor Financial
                                                        Services Corporation
                                                        since 2000. Prior
                                                        thereto, Compliance
                                                        Officer - Registered
                                                        Products.


Kirk L. Tibbetts    Senior Vice President   Since 2000  Senior Vice President   99   None
05/31/55            Chief Financial                     and Chief Financial
                    Officer                             Officer, Princor since
                                                        2000. Second Vice
                                                        President, Principal
                                                        Life Insurance Company
                                                        since 2000. Prior
                                                        thereto, Partner with
                                                        KPMG LLP.

The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2001, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company).

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced                            B            C            B            A             C
Blue Chip                           D            C            B            A             E
Bond                                B            C            C            A             E
Capital Value                       C            C            C            A             B
Cash Management                     C            B            C            A             D
European Equity                     A            B            A            B             A
Government Securities Income        B            C            B            A             A
Growth                              C            C            D            A             A
High Yield                          B            C            B            A             B
International                       B            C            C            A             E
International Emerging Markets      B            C            A            B             A
International SmallCap              C            C            A            B             A
LargeCap Stock Index                A            C            A            A             A
Limited Term Bond                   A            C            A            A             E
MidCap                              C            C            D            B             E
Pacific Basin                       A            C            A            B             A
Partners Equity Growth              A            C            A            B             B
Partners LargeCap Blend             A            A            A            A             A
Partners LargeCap Growth            A            B            A            A             A
Partners LargeCap Value             A            A            A            A             A
Partners MidCap Growth              A            C            A            A             A
Partners SmallCap Growth            A            A            A            A             A
Real Estate                         A            C            A            A             A
SmallCap                            A            C            A            B             D
Tax-Exempt Bond                     B            C            C            A             C
Utilities                           D            C            B            A             E
  TOTAL FUND COMPLEX                E            E            E            C             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.              RALPH C.               LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER            EUCHER               ZIMPLEMAN*
 ---------------------      -------------            ------               ----------
Balanced                          B                     A                     A
Blue Chip                         C                     A                     A
Bond                              A                     A                     A
Capital Value                     C                     A                     A
Cash Management                   B                     B                     A
European Equity                   B                     A                     A
Government Securities
Income                            A                     C                     A
Growth                            C                     C                     A
High Yield                        B                     A                     A
International                     C                     B                     A
International Emerging
Markets                           A                     A                     A
International SmallCap            C                     A                     A
LargeCap Stock Index              A                     A                     A
Limited Term Bond                 B                     A                     A
MidCap                            C                     C                     A
Pacific Basin                     B                     A                     A
Partners Equity Growth            C                     C                     A
Partners LargeCap
Blend                             A                     D                     A
Partners LargeCap
Growth                            B                     A                     A
Partners LargeCap
Value                             A                     C                     A
Partners MidCap Growth            B                     A                     A
Partners SmallCap
Growth                            A                     A                     A
Real Estate                       C                     A                     A
SmallCap                          A                     A                     A
Tax-Exempt Bond                   A                     A                     A
Utilities                         B                     A                     A
  TOTAL FUND COMPLEX              E                     E                     A
                                                                    * elected to the Board
                                                                              on
                                                                      December 11, 2001
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 28 investment companies (with a total of 99 portfolios as of May 1, 2002) sponsored by Principal Life Insurance Company. Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2001, each director who is not an "interested person" received $51,400 from the fund complex. In addition, Directors Ferguson, Kimball and Lukavsky also received $3,450 each for service on the Audit and Nominating Committee.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of January 18, 2002, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of February 5, 2002, Principal Life Insurance Company ("Principal Life"), a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:

                                               % OF OUTSTANDING
         FUND                                    SHARES OWNED
         ----                                  ----------------
         Balanced                                   38.40%
         Bond & Mortgage Securities                 26.69
         Capital Preservation                       85.41
         European                                   82.50
         Government Securities                      37.50
         High Quality Intermediate-Term Bond        75.57
         High Quality Long-Term Bond                80.79
         High Quality Short-Term Bond               55.30
         International Emerging Markets             75.51
         International I                            28.26
         International II                           62.81
         International SmallCap                     69.96
         LargeCap Blend                             41.97
         LargeCap Growth                            31.11
         LargeCap S&P 500 Index                     10.52
         LargeCap Value                             34.83
         LifeTime 2010                               0.99
         LifeTime 2020                               1.01
         LifeTime 2030                               1.10
         LifeTime 2040                               2.43
         LifeTime 2050                               3.55
         Lifetime Strategic Income                   3.64
         MidCap Blend                               50.72
         MidCap Growth                              49.65
         MidCap S&P 400 Index                       41.33
         MidCap Value                               41.87
         Money Market                               27.02
         Pacific Basin                              97.19
         Partners LargeCap Blend                    12.38
         Partners LargeCap Growth I                  9.15
         Partners LargeCap Growth II                54.03
         Partners LargeCap Value                     9.14
         Partners MidCap Blend                      61.25
         Partners MidCap Growth                     70.29
         Partners MidCap Value                      46.25
         Partners SmallCap Growth I                 33.70
         Partners SmallCap Growth II                77.22
         Partners SmallCap Value                    25.18
         Real Estate                                43.39
         SmallCap Blend                             48.97
         SmallCap Growth                            48.58
         SmallCap S&P 600 Index                     63.24
         SmallCap Value                             54.71
         Technology                                 36.57

As of May 1, 2002, Principal Life owned 100% of the outstanding voting shares of the Preferred Securities Fund.

As of January 18, 2002, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                                                  PERCENTAGE
 NAME                                    ADDRESS                 OF OWNERSHIP
 ----                                    -------                 ------------
 PRINCIPAL INVESTORS FUND, INC. -
 BALANCED FUND
 ADVISORS SELECT CLASS
 Delaware Charter Guarantee & Trust      1013 Centre Rd.
 Co.                                     Wilmington, DE
 Attn: Nicole Stayton                    19805-1265                  34.6
 PRINCIPAL INVESTORS FUND, INC. -
 EUROPEAN FUND
 CLASS J
 Principal Life Insurance Company        88 Willow Dr.
 Custodian                               Washington, PA
 IRA of Gary K. Johnson                  15301-3233                  14.2
 PRINCIPAL INVESTORS FUND, INC. -
 CAPITAL PRESERVATION FUND
 CLASS J
 Principal Life Insurance Company        16482 Somerset Ln.
 Custodian                               Huntington Beach, CA
 IRA of Robert J. Mielke                 92649-2835                   5.5
 PRINCIPAL INVESTORS FUND, INC. - HIGH
 QUALITY SHORT-TERM BOND FUND
 CLASS J
 Principal Life Insurance Company
 Custodian                               5332 E. Dinuba Ave.
 IRA of James Fujikawa                   Fowler, CA 93625-9636        6.1
 Principal Life Insurance Company        3420 Spring Azure Ct.
 Custodian                               Edgewater, MD
 IRA of Harry R. Kahler                  21037-2778                   9.6
 PRINCIPAL INVESTORS FUND -
 INTERNATIONAL EMERGING MARKETS FUND
 CLASS J
 Principal Life Insurance Company        6215 N. 61st Pl.
 Custodian                               Paradise Valley, AZ
 IRA of Barry Shepard                    85253-4211                   5.0
 Principal Life Insurance Company        15705 Cedar Ridge Rd.
 Custodian                               Eden Prairie, MN
 IRA of Stephen H. Bult                  55347                        8.2
 PRINCIPAL INVESTORS FUND - PACIFIC
 BASIN FUND
 CLASS J
 Principal Life Insurance Company        18 Washington Ter.
 Custodian                               Saint Louis, MO
 IRA of Curtis W. Cassell                63112-1914                   6.4
 Principal Life Insurance Company
 Custodian                               504 Boone St.
 IRA of Martin L. Jacobs                 Slater, IA 50244-9778        5.0
 PRINCIPAL INVESTORS FUND - PARTNERS
 MIDCAP VALUE FUND
 CLASS J
 Principal Life Insurance Company        1314 N. 1390 W.
 Custodian                               Saint George, UT
 IRA of Edward W. Roberts                84770-6480                   6.0
 Principal Life Insurance Company        20 Bridlepath Dr.
 Custodian                               Lindenhurst, IL
 IRA of Michael C. Grounds               60046-4958                   5.9
 PRINCIPAL INVESTORS FUND - PARTNERS
 SMALLCAP GROWTH FUND II
 Principal Life Insurance Company        7 Willow Ct.
 Custodian                               Park Ridge, NJ
 IRA of Warren A. Katz                   07656-1826                   6.2
 PRINCIPAL INVESTORS FUND - PRINCIPAL
 LIFETIME 2010 FUND
 CLASS J
 Principal Life Insurance Company        59 Sycamore St.
 Custodian                               Waterloo, IA
 IRA of Robert J. Beecher                50703-3433                  12.9
 Principal Life Insurance Company        RR 5 Box 5559
 Custodian                               Saylorsburg, PA
 IRA of Richard Stahley                  18353-9735                   7.2
 Principal Life Insurance Company        4 Belmonte Cir. SW
 Custodian                               Atlanta, GA
 IRA of Kate S. Little                   30311-2758                  11.0
 Principal Life Insurance Company        1950 S. 1300 E.
 Custodian                               Salt Lake City, UT
 IRA of Carole Ann Neilson               84105-3612                   6.2
 PRINCIPAL INVESTORS FUND - PRINCIPAL
 LIFETIME 2020 FUND
 CLASS J
 Principal Life Insurance Company        842 Cadillac Dr. SE
 Custodian                               Grand Rapids, MI
 IRA of James C. Dunaway                 49506-3308                   7.6
 Principal Life Insurance Company        33 Davenport Ave.,
 Custodian                                Apt. 1C
 IRA of Donna M. Sasso                   New Rochelle,
                                         NY10805-3417                 7.9
 PRINCIPAL INVESTORS FUND - PRINCIPAL
 LIFETIME 2050 FUND
 CLASS J
 Principal Life Insurance Company        9529 Alvarado Ln. N.
 Custodian                               Maple Grove, MN
 IRA of Jeffrey S. Moline                55311-1151                   5.7
 Principal Life Insurance Company        923 County Y
 Custodian                               Luxemburg, WI
 IRA of Keith F. Destree                 54217-9593                   7.1
 Principal Life Insurance Company        7025 Yellowstone
 Custodian                               Blvd., Apt. 210
 IRA of David W. Dryerman                Forest Hills, NY
                                         11375-3164                  11.0
 PRINCIPAL INVESTORS FUND - PRINCIPAL
 LIFETIME STRATEGIC INCOME FUND
 CLASS J
 Principal Life Insurance Company        5832 Shaun Rd., Apt.
 Custodian                               W
 IRA of Walter E. Voorheis               West Bloomfield, MI
                                         48322-1624                   5.8
 Principal Life Insurance Company        329 Grimsby Rd.
 Custodian                               Buffalo, NY
 IRA of Kenneth James Hohl               14223-1934                  56.1

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life Insurance Company. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2001, Alliance managed $455 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Growth II
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, KS 64111. As of December 31, 2001, American Century managed over $88.9 billion in assets.

Funds:   Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, New York 10004. As of December 31, 2001, Ark Asset managed $10.9 billion in assets.

Funds:   Partners LargeCap Blend
Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2001, Federated managed $163.6 billion in assets.

Funds: Balanced (equity securities portion), International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value
Sub-Advisor: Invista Capital Management, LLC ("Invista"), an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $23.0 billion. Invista's address is 1900 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Funds:   Partners LargeCap Growth I and Partners MidCap Blend
Sub-Advisor: Morgan Stanley Investment Management Inc. which does business in certain instances as Morgan Stanley Asset Management ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001, Morgan Stanley, together with its affiliated institutional asset management companies, managed investments totaling approximately $415.9 billion as named fiduciary or fiduciary adviser.

Funds:   Partners MidCap Value and Partners SmallCap Growth I
Sub-Advisor: Neuberger Berman Management Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $59.0 billion in total assets (as of December 31, 2001) and continue an asset management history that began in 1939.

Funds:   European, International II, Pacific Basin and Technology
Sub-Advisor: Principal Capital Global Investors Limited, doing business as BT
         Funds Management ("BT Funds Management"), is a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney 2000 Australia. As of December 31, 2001, BT Funds Management had approximately $17.7 billion under management.

Funds: Balanced (fixed-income securities portion), Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond and Money Market
Sub-Advisor: Principal Capital Income Investors, LLC ("Principal Capital - II"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001 were approximately $39.2 billion. Principal Capital - II's address is 801 Grand Ave., Des Moines, Iowa 50392.

Funds:   Real Estate
Sub-Advisor: Principal Capital Real Estate Investors, LLC ("Principal Capital -
         REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2001, were approximately $19.9 billion. Principal Capital - REI's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.

Funds:   Preferred Securities

Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Capital Management LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford CT 06905. As of December 31,2001, Spectrum had nearly $1.1 billion under management.

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. As of December 31, 2001, Turner had discretionary management authority with respect to approximately $9.2 billion in assets.

Funds:   Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (New York) Inc., located at 51 West
         52nd Street, New York, NY 10019 ("UBS Global AM") is a registered investment advisor. UBS Global AQM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2001, UBS Global AM managed approximately $16.5 billion in assets and the Group managed approximately $405 billion in assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND                      OFFICE HELD WITH THE MANAGER/INVISTA
 ----                      -------------------------                      ------------------------------------
 John E. Aschenbrenner     Director                                       Director (Manager)
 Craig L. Bassett          Treasurer                                      Treasurer (Manager)
                                                                          Executive Vice President & Chief Operating Officer
 Michael J. Beer           Executive Vice President                       (Manager)
 Ralph C. Eucher           Director & President                           Director and President (Manager)
 Arthur S. Filean          Senior Vice President & Secretary              Senior Vice President (Manager)
 Ernest H. Gillum          Vice President & Assistant Secretary           Vice President - Product Development (Manager)
 Layne A. Rasmussen        Controller                                     Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel                                        Counsel (Manager; Invista)
                           Assistant Vice President & Assistant
 Jean B. Schustek          Secretary                                      Assistant Vice President - Registered Products (Manager)
                           Senior Vice President & Chief Financial
 Kirk L. Tibbetts          Officer                                        Senior Vice President & Chief Financial Officer (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board               Director & Chairman of the Board (Manager)

CODES OF ETHICS
The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2001 was:

                                            Partners LargeCap Growth
       Balanced                   0.50%     I                            0.75%
       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       European                   1.00%     Partners MidCap Blend        1.00%
       Government Securities      0.40%     Partners MidCap Growth       1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value        1.00%
       High Quality Long-Term               Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     II                           1.00%
       International Emerging
       Markets                    1.35%     Partners SmallCap Value      1.00%
       International I            0.90%     Principal LifeTime 2010    0.1225%
       International II           1.00%     Principal LifeTime 2020    0.1225%
       International SmallCap     1.20%     Principal LifeTime 2030    0.1225%
       LargeCap Blend             0.45%     Principal LifeTime 2040    0.1225%
       LargeCap Growth            0.55%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       LargeCap S&P 500 Index     0.15%     Strategic Income           0.1225%
       LargeCap Value             0.45%     Preferred Securities         0.75%
       MidCap Blend               0.65%     Real Estate                  0.85%
       MidCap Growth              0.65%     SmallCap Blend               0.75%
       MidCap S&P 400 Index       0.15%     SmallCap Growth              0.75%
       MidCap Value               0.65%     SmallCap S&P 600 Index       0.15%
       Money Market               0.40%     SmallCap Value               0.75%
       Pacific Basin              1.00%     Technology                   1.00%
       Partners LargeCap Blend    0.75%



Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manger is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund and currently provides these services at no charge.


Fees paid for investment management services during the periods indicated were as follows:

                                MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                                --------------
 FUND                                              2001
 ----                                              ----
 Balanced                                        $29,877/(1)/
 Bond & Mortgage Securities                       68,707/(1)/
 Capital Preservation                             19,907/(2)/    /
 European                                         47,591/(3)/
 Government Securities                            44,952/(1)/
 High Quality
 Intermediate-Term Bond                           39,741/(3)/
 High Quality Long-Term Bond                      39,502/(4)/
 High Quality Short-Term Bond                     40,340/(5)/
 International Emerging
 Markets                                          63,281/(3)/
 International I                                  46,445/(6)/
 International II                                 49,928/(4)/
 International SmallCap                           52,517/(5)/
 LargeCap Blend                                   22,154/(6)/
 LargeCap Growth                                  23,454/(4)/
 LargeCap S&P 500 Index                           12,662/(1)/
 LargeCap Value                                   28,295/(1)/
 MidCap Blend                                     35,154/(1)/
 MidCap Growth                                    26,782/(4)/
 MidCap S&P 400 Index                             8,014/(1)/
 MidCap Value                                     37,609/(5)/
 Money Market                                     27,386/(6)/
 Pacific Basin                                    40,054/(3)/
 Partners LargeCap Blend                          82,087/(5)/
 Partners LargeCap Growth I                       40,863/(6)/
 Partners LargeCap Growth II                      46,178/(6)/
 Partners LargeCap Value                          70,852/(4)/
 Partners MidCap Blend                            35,123/(7)/
 Partners MidCap Growth                           41,421/(5)/
 Partners MidCap Value                            56,583/(6)/
 Partners SmallCap Growth I                       68,831/(6)/
 Partners SmallCap Growth II                      38,186/(5)/
 Partners SmallCap Value                          46,266/(7)/
 Principal LifeTime 2010                          1,325/(7)/
 Principal LifeTime 2020                            796/(7)/
 Principal LifeTime 2030                            899/(7)/
 Principal LifeTime 2040                            542/(7)/
 Principal LifeTime 2050                            634/(7)/
 Principal Lifetime Strategic
 Income                                             521/(7)/
 Real Estate                                      46,386/(3)/
 SmallCap Blend                                   42,474/(6)/
 SmallCap Growth                                  35,406/(4)/
 SmallCap S&P 600 Index                           8,592/(3)/
 SmallCap Value                                   41,426/(5)/
 Technology                                       40,664/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

Sub-Advisory Agreements for the Funds
-----------------------------------------
Under a Sub-Advisory Agreement between the Manager and Invista, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (equity securities portion), International I, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, SmallCap Blend, SmallCap Growth and SmallCap S&P 600 Index Funds. The Manager pays Invista a fee at an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

 FUND                       SUB-ADVISOR FEE AS A PERCENTAGE OF DAILY NET ASSETS
 ----                       ------------
 Balanced                                         0.0860%
 International I                                  0.1100
 International
 Emerging Markets                                 0.5000
 International
 SmallCap                                         0.5000
 LargeCap Blend                                   0.0700
 LargeCap Growth                                  0.0700
 LargeCap S&P 500
 Index                                            0.0150
 LargeCap Value                                   0.1000
 MidCap Blend                                     0.1000
 MidCap Growth                                    0.2000
 MidCap S&P 400 Index                             0.0150
 MidCap Value                                     0.1000
 SmallCap Blend                                   0.2500
 SmallCap Growth                                  0.2500
 SmallCap S&P 600
 Index                                            0.0150
 SmallCap Value                                   0.2500

Under a Sub-Advisory Agreement between the Manager and Invista, Invista performs all the investment advisory responsibilities of the Manager under the Management Agreement for each of the Principal LifeTime Funds. The Manager pays Invista a fee that is accrued daily and payable monthly at an annual rate of 0.0425% of the net asset value of each Principal LifeTime Fund.


Under a Sub-Advisory Agreement between the Manager and Principal Capital - II, Principal Capital - II performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Balanced (fixed-income securities portion), Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond and Money Market Funds. The Manager pays Principal Capital - II a fee at an annual rate that is accrued daily and payable monthly based on the net asset values of each Fund as follows:

 FUND                       SUB-ADVISOR FEE AS A PERCENTAGE OF DAILY NET ASSETS
 ----                       ------------
 Balanced                                         0.1000%
 Bond & Mortgage
 Securities                                       0.1000
 Government Securities                            0.1000
 High Quality
 Intermediate-Term
 Bond                                             0.1000
 High Quality
 Long-Term Bond                                   0.1000
 High Quality
 Short-Term Bond                                  0.0750
 Money Market                                     0.0750


                            FIRST          NEXT          NEXT           OVER
                         $150 MILLION  $150 MILLION  $100 MILLION   $400 MILLION
                        -------------  ------------  ------------   ------------
 Capital Preservation       0.25%         0.20%         0.15%          0.12%



Under a Sub-Advisory Agreement between the Manager and Principal Capital - REI, Principal Capital - REI performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Real Estate Fund. The Manager pays Principal Capital - REI a fee, accrued daily and payable monthly, based on the net asset value of the Fund at an annual rate of 0.55%.


Under a Sub-Advisory Agreement between the Manager and BT Funds Management, BT Funds Management performs all the investment advisory responsibilities of the Manager under the Management Agreement for the European, International II, Pacific Basin and Technology Funds. The Manager pays BT Funds Management a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund as follows:

                                             NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------
                           FIRST          NEXT          NEXT          NEXT          OVER
 FUND                   $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   $1 BILLION
 ----                   ------------  ------------  ------------  ------------   ----------
 European                  0.500%        0.475%        0.450%        0.425%        0.400%
 International II          0.500         0.475         0.450         0.425         0.400
 Pacific Basin             0.600         0.575         0.550         0.525         0.500
 Technology                0.500         0.475         0.450         0.425         0.400

Under a Sub-Advisory Agreement between the Manager and American Century, American Century performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Growth Fund II. The Manager pays American Century a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.550%       0.500%        0.430%        0.350%         0.320%



Under a Sub-Advisory Agreement between the Manager and Federated, Federated performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Blend Fund. The Manager pays Federated a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund as follows:

                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST          NEXT          NEXT          OVER
 FUND                    $75 MILLION  $200 MILLION  $250 MILLION   525 MILLION
 ----                   ------------  ------------  ------------   -----------
 Partners LargeCap
 Blend                     0.35%         0.25%         0.20%          0.15%



Under a Sub-Advisory Agreement between the Manager and UBS Global AM, UBS Global AM performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners SmallCap Growth Fund II. The Manager pays UBS Global AM a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                                                                    NET ASSET VALUE OF FUND
                                                            ----------------------------------------
                                                               FIRST          NEXT           OVER
 FUND                                                        $50 MILLION  $250 MILLION   $500 MILLION
 ----                                                       ------------  ------------   ------------
 Partners SmallCap Growth II                                   0.60%         0.55%          0.45%


Under a Sub-Advisory Agreement between the Manager and Morgan Stanley, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Growth Fund I. The Manager pays Morgan Stanley a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $200 MILLION  $100 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners LargeCap Growth I            0.300%         0.250%         0.200%



Under a Sub-Advisory Agreement between the Manager and Morgan Stanley, Morgan Stanley performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Blend Fund. The Manager pays Morgan Stanley a fee accrued daily and payable monthly at an annual rate of 0.50% of the Fund's net asset value.


Under a Sub-Advisory Agreement between the Manager and Neuberger Berman, Neuberger Berman performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Value Fund and the Partners SmallCap Growth Fund I. The Manager pays Neuberger Berman a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of each Fund as follows:

                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%


                                 FIRST          NEXT           OVER
                              $100 MILLION  $100 MILLION   $200 MILLION
                             -------------  ------------   ------------
 Partners SmallCap Growth I      0.60%         0.55%          0.45%

Under a Sub-Advisory Agreement between the Manager and Bernstein, Bernstein performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Value Fund. The Manager pays Bernstein a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%



Under a Sub-Advisory Agreement between the Manager and Turner, Turner performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners MidCap Growth Fund. The Manager pays Turner a fee accrued daily and payable monthly at an annual rate of 0.50% of the Fund's net asset value.


Under a Sub-Advisory Agreement between the Manager and Ark Asset, Ark Asset performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners SmallCap Value. The Manager pays Ark Asset a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                          NET ASSET VALUE OF FUND
                          -----------------------
                                   FIRST               NEXT           OVER
 FUND                           $100 MILLION       $200 MILLION   $300 MILLION
 ----                          -------------       ------------   ------------
 Partners SmallCap Value          0.500%              0.450%         0.350%



Under a Sub-Advisory Agreement between the Manager and Spectrum, Spectrum performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Preferred Securities Fund. The Manager pays Spectrum a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund.

                                NET ASSET VALUE OF FUND
                        ---------------------------------------
                            FIRST          NEXT
 FUND                    $100 MILLION  $150 MILLION  THEREAFTER
 ----                   -------------  ------------  ----------
 Preferred Securities      0.350%         0.300%       0.200%



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal Capital - II pursuant to which Principal Capital - II agrees to perform all of the Cash Management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Invista, Principal Capital - REI or Spectrum. The Manager pays Principal Capital - II an amount representing Principal Capital - II's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                               SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                               ---------------------------------------------
 FUND                                              2001
 ----                                              ----
 Balanced                                        $4,102/(1)/
 Bond & Mortgage Securities                       11,774/(1)/
 Capital Preservation                             8,608/(2)/
 European                                         23,194/(3)/
 Government Securities                            6,029/(1)/
 High Quality
 Intermediate-Term Bond                           5,795/(3)/
 High Quality Long-Term Bond                      5,718/(4)/
 High Quality Short-Term
 Bond                                             5,442/(5)/
 International Emerging
 Markets                                          29,440/(3)/
 International I                                  5,532/(6)/
 International II                                 23,171/(4)/
 International SmallCap                           26,649/(5)/
 LargeCap Blend                                   3,368/(6)/
 LargeCap Growth                                  2,907/(4)/
 LargeCap S&P 500 Index                           2,046/(1)/
 LargeCap Value                                   3,953/(1)/
 MidCap Blend                                     4,670/(1)/
 MidCap Growth                                    2,932/(4)/
 MidCap S&P 400 Index                             1,339/(1)/
 MidCap Value                                     5,370/(5)/
 Money Market                                     3,233/(6)/
 Pacific Basin                                    23,469/(3)/
 Partners LargeCap Blend                          37,755/(5)/
 Partners LargeCap Growth I                       15,396/(6)/
 Partners LargeCap Growth II                      24,253/(3)/
 Partners LargeCap Value                          44,157/(4)/
 Partners MidCap Blend                            14,403/(7)/
 Partners MidCap Growth                           24,030/(5)/
 Partners MidCap Value                            26,505/(6)/
 Partners SmallCap Growth I                       36,704/(6)/
 Partners SmallCap Growth II                      18,359/(5)/
 Partners SmallCap Value                          19,886/(7)/
 Principal LifeTime 2010                            381/(7)/
 Principal LifeTime 2020                            200/(7)/
 Principal LifeTime 2030                            249/(7)/
 Principal LifeTime 2040                            127/(7)/
 Principal LifeTime 2050                            156/(7)/
 Principal Lifetime
 Strategic Income                                   139/(7)/
 Real Estate                                      25,914/(3)/
 SmallCap Blend                                   13,111/(6)/
 SmallCap Growth                                  10,983/(4)/
 SmallCap S&P 600 Index                           1,554/(3)/
 SmallCap Value                                   12,839/(5)/
 Technology                                       18,436/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

Principal Underwriter
-------------------------
Princor received underwriting fees from the sale of shares as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                           ------------------------------------------------
 FUND                                           2001
 ----                                           ----
 Balanced                                      $1,726/(1)/
 Bond & Mortgage
 Securities                                     3,107/(1)/
 Capital Preservation                             48/(2)/
 European                                       N/A/(3)/
 Government Securities                          1,883/(1)/
 High Quality
 Intermediate-Term Bond    /                     240/(3)/
 High Quality Long-Term
 Bond                                            156/(4)/
 High Quality Short-Term
 Bond                                            292/(5)/
 International Emerging
 Markets                                          20/(3)/
 International I                                 638/(6)/
 International II                                259/(4)/
 International SmallCap                           76/(5)/
 LargeCap Blend            /                     890/(6)/
 LargeCap Growth                                 366/(4)/
 LargeCap S&P 500 Index                         4,004/(1)/
 LargeCap Value            /                     275/(1)/
 MidCap Blend                                    790/(1)/
 MidCap Growth                                   198/(4)/
 MidCap S&P 400 Index                            893/(1)/
 MidCap Value                                    846/(5)/
 Money Market                                   3,565/(6)/
 Pacific Basin                                     9/(3)/
 Partners LargeCap Blend                         134/(5)/
 Partners LargeCap Growth
 I                                               133/(6)/
 Partners LargeCap Growth
 II                                              223/(6)/
 Partners LargeCap Value                         135/(4)/
 Partners MidCap Blend                           650/(7)/
 Partners MidCap Growth                          120/(5)/
 Partners MidCap Value                           189/(6)/
 Partners SmallCap Growth
 I                                                41/(6)/
 Partners SmallCap Growth
 II                                               39/(5)/
 Partners SmallCap Value                         124/(7)/
 Principal LifeTime 2010                          70/(7)/
 Principal LifeTime 2020   /                     125/(7)/
 Principal LifeTime 2030   /                     180/(7)/
 Principal LifeTime 2040                         216/(7)/      /
 Principal LifeTime 2050                        N/A/(7)/       /
 Principal Lifetime
 Strategic Income                               N/A/(7)/
 Real Estate                                     481/(3)/
 SmallCap Blend                                  716/(6)/
 SmallCap Growth                                 257/(4)/
 SmallCap S&P 600 Index                          715/(3)/
 SmallCap Value                                   62/(5)/
 Technology                                      171/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund (except Preferred Securities) offers six classes of shares: Institutional Class, Class J, Select Class, Preferred Class, Advisors Select Class and Advisors Preferred Class. The Preferred Securities Fund only offers Institutional Class shares.


The Advisors Select, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge. The Advisors Select and Advisors Preferred are subject to an asset based sales charge (described below).


The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code; or
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year)).

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.

Service Agreement (Advisors Preferred, Advisors Select, Preferred and Select
----------------------------------------------------------------------------
Classes only)
-------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.17% of the average daily net assets attributable to each of the Advisors Preferred Class and Preferred Class shares and 0.25% of the average daily net assets attributable to each of the Advisors Select Class and Select Class shares. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Preferred
--------------------------------------------------------------------------------
and Select Classes only)
------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.09% of the average daily net assets attributable to each of the Advisors Preferred Class and Preferred Class shares and 0.13% of the average daily net assets attributable to each of the Advisors Select Class and Select Class shares. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


In addition to the management and service fees, the Advisors Select, Advisors Preferred and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.


In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the

Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------
As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors share classes and Class J shares for each Fund. The Plans provide that each Fund makes payments from assets of each Advisors Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.31% of the daily net asset value of the Advisors Preferred shares and 0.37% of the daily net asset value of the Advisors Select shares of each Fund. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund (except the Principal LifeTime Funds). Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.


Currently, Princor makes quarterly payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred or Advisors Select Class of shares. No dealer reallowance is paid on the Select, Preferred or Institutional classes.


The Advisors Preferred Class Distribution Plan expenditures for the last fiscal period of each of the Funds were as follows:

                                             EXPENDITURES
                        -------------------------------------------------------
                                                   REGISTERED      REGISTERED       EXPENSES
                                     PROSPECTUS  REPRESENTATIVE  REPRESENTATIVE       LESS
 FUND                   ADVERTISING   PRINTING    COMPENSATION     MATERIALS      FEES RECEIVED
 ----                   -----------   --------    ------------     ---------      -------------
 Balanced                  $109         $615         $3,470           $ 72           $1,738
 Bond & Mortgage
 Securities                 188          950          7,287             76            2,999
 Capital Preservation       186          540          7,804             48            6,617
 European                   104          604          3,316             72            1,774
 Government Securities      187          944          7,219             72            2,978
 High Quality
 Intermediate-Term
 Bond                       187          943          7,215             68            2,935
 High Quality
 Long-Term Bond             185          931          7,091             77            2,827
 High Quality
 Short-Term Bond            187          940          7,190             72            2,912
 International
 Emerging Markets           112          629          3,641             84            1,914
 International I            103          598          3,255             78            1,746
 International II            90          542          2,612             75            1,478
 International
 SmallCap                   105          600          3,309            107            1,805
 LargeCap Blend             102          589          3,178             72            1,662
 LargeCap Growth             93          549          2,726             68            1,506
 LargeCap S&P 500
 Index                      107          608          3,400             68            1,757
 LargeCap Value             113          634          3,704             73            1,858
 MidCap Blend               113          631          3,669             81            1,812
 MidCap Growth               96          560          2,884             76            1,627
 MidCap S&P 400 Index       114          632          3,702             88            1,849
 MidCap Value               117          646          3,867             89            1,856
 Money Market                46          357            473             64              653
 Pacific Basin              102          591          3,210            103            1,797
 Partners LargeCap
 Blend                       98          570          2,948             73            1,561
 Partners LargeCap
 Growth I                    88          527          2,469             68            1,386
 Partners LargeCap
 Growth II                   88          530          2,502             84            1,436
 Partners LargeCap
 Value                      103          588          3,165            100            1,588
 Partners MidCap Blend      112          699          3,924             81            3,137
 Partners MidCap
 Growth                     100          574          3,049             94            1,697
 Partners MidCap Value       99          575          3,020             88            1,562
 Partners SmallCap
 Growth I                    85          512          2,317             93            1,397
 Partners SmallCap
 Growth II                   88          522          2,439             89            1,386
 Partners SmallCap
 Value                      115          712          4,046             47            3,121
 Principal LifeTime
 2010                        87          163             47             84              361
 Principal LifeTime
 2020                        87          163             47             87              365
 Principal LifeTime
 2030                        87          163             47             84              361
 Principal LifeTime
 2040                        87          163             47             84              360
 Principal LifeTime
 2050                        87          163             47             84              360
 Principal Lifetime
 Strategic Income            87          163             47             80              357
 Real Estate                114          631          3,666             81            1,676
 SmallCap Blend             118          646          3,866            102            1,834
 SmallCap Growth            105          590          3,260             91            1,691
 SmallCap S&P 600
 Index                      120          659          4,003             88            1,910
 SmallCap Value             120          656          3,982            107            1,880
 Technology                  79          495          2,090            101            1,345

The Advisors Select Class Distribution Plan expenditures for the last fiscal period of each of the Funds were as follows:

                                             EXPENDITURES
                        -------------------------------------------------------
                                                   REGISTERED      REGISTERED       EXPENSES
                                     PROSPECTUS  REPRESENTATIVE  REPRESENTATIVE       LESS
 FUND                   ADVERTISING   PRINTING    COMPENSATION     MATERIALS      FEES RECEIVED
 ----                   -----------   --------    ------------     ---------      -------------
 Balanced                  $140         $702        $ 8,430           $ 70           $13,277
 Bond & Mortgage
 Securities                 186          920          7,287             75            10,456
 Capital Preservation       184          519          7,804             48            17,065
 European                   147          731          9,883             90            14,686
 Government Securities      185          915          7,300             72            11,174
 High Quality
 Intermediate-Term
 Bond                       190          927          8,033             84            10,650
 High Quality
 Long-Term Bond             183          903          7,090             76            10,099
 High Quality
 Short-Term Bond            184          911          7,189             76             6,004
 International
 Emerging Markets           111          614          3,640             80             4,716
 International I            103          586          3,405             85             5,834
 International II            89          531          2,611             83             5,203
 International
 SmallCap                   104          587          3,307             87             5,257
 LargeCap Blend             101          576          3,177             79             4,649
 LargeCap Growth             92          538          2,725             79             5,531
 LargeCap S&P 500
 Index                      107          596          3,620             75            18,194
 LargeCap Value             192          866         15,636             81            10,357
 MidCap Blend               112          617          3,687             96             4,951
 MidCap Growth               96          548          2,922             79             5,788
 MidCap S&P 400 Index       113          617          3,701            100             6,026
 MidCap Value               116          631          3,866             88             5,821
 Money Market                66          417          3,979             73             7,047
 Pacific Basin              101          578          3,209             91             5,069
 Partners LargeCap
 Blend                       97          558          2,994             77             4,584
 Partners LargeCap
 Growth I                    89          524          2,728             76             4,361
 Partners LargeCap
 Growth II                   88          520          2,502             68             4,997
 Partners LargeCap
 Value                      102          575          3,164             88             5,886
 Partners MidCap Blend      111          682          3,923             65             6,557
 Partners MidCap
 Growth                      99          562          3,048             71             5,208
 Partners MidCap Value       99          564          3,183            111             4,227
 Partners SmallCap
 Growth I                    84          503          2,316             81             4,183
 Partners SmallCap
 Growth II                   87          512          2,438             82             5,986
 Partners SmallCap
 Value                      114          694          4,045            103             7,397
 Principal LifeTime
 2010                        87          163             47             80               730
 Principal LifeTime
 2020                        87          163             47             80               729
 Principal LifeTime
 2030                        87          163             47             80               729
 Principal LifeTime
 2040                        87          163             47             80               733
 Principal LifeTime
 2050                        87          163             47             84               730
 Principal Lifetime
 Strategic Income            87          163             47             76             4,861
 Real Estate                113          617          3,784             73             5,933
 SmallCap Blend             117          631          3,930             75             5,456
 SmallCap Growth            105          580          3,420             80             6,172
 SmallCap S&P 600
 Index                      119          642          4,001             80             6,130
 SmallCap Value             119          640          3,981             77             3,993
 Technology                  79          487          2,090             82             1,042

The Class J Share Distribution Plan expenditures for the last fiscal period of each of the Funds were as follows:

                                                                   EXPENDITURES
                                      ----------------------------------------------------------------------
                                                                                REGISTERED      REGISTERED       EXPENSES
                                                   PROSPECTUS  BROKER-DEALER  REPRESENTATIVE  REPRESENTATIVE       LESS
 FUND                                 ADVERTISING   PRINTING   COMPENSATION    COMPENSATION     MATERIALS      FEES RECEIVED
 ----                                 -----------   --------   ------------    ------------     ---------      -------------
 Balanced                                $173        $1,306         $0           $ 62,970          $284          $ 58,835
 Bond & Mortgage Securities               242         1,723          5             96,450           357            88,291
 Capital Preservation                     268         2,333          0             83,074           570            82,582
 European                                  78           624          0             10,360           142            10,615
 Government Securities                    173         1,279          0             61,322           247            56,971
 High Quality Intermediate-Term Bond       98           755          0             20,646           167            19,838
 High Quality Long-Term Bond               95           723          0             18,433           159            17,720
 High Quality Short-Term Bond              95           734          0             18,928           164            18,354
 International Emerging Markets            79           629          0             10,772           143            10,937
 International I                          130           996          0             39,196           220            37,028
 International II                          94           727          0             18,744           162            18,142
 International SmallCap                    84           656          0             13,069           147            12,957
 LargeCap Blend                           142         1,082          3             46,060           236            43,260
 LargeCap Growth                          106           816          0             25,335           182            24,271
 LargeCap S&P 500 Index                   427         3,140          0            206,175           659           190,063
 LargeCap Value                           101           795          0             23,522           178            22,728
 MidCap Blend                             138         1,052          0             43,336           231            40,812
 MidCap Growth                            104           801          0             24,373           178            23,393
 MidCap S&P 400 Index                     129           989          3             38,780           217            36,602
 MidCap Value                             144         1,075          0             45,501           233            42,504
 Money Market                             236         1,725          0             94,015           373            87,032
 Pacific Basin                             75           604          0              8,745           138             9,130
 Partners LargeCap Blend                   81           634          0             11,445           143            11,416
 Partners LargeCap Growth I                93           717          0             17,825           160            17,252
 Partners LargeCap Growth II               85           660          0             13,359           149            13,222
 Partners LargeCap Value                   88           684          0             15,131           153            14,827
 Partners MidCap Blend                    174         1,498          0             69,451           363            67,977
 Partners MidCap Growth                    89           698          0             16,268           158            16,008
 Partners MidCap Value                     96           752          4             20,317           168            19,679
 Partners SmallCap Growth I                78           616          0              9,956           140            10,171
 Partners SmallCap Growth II               77           607          0              9,208           138             9,436
 Partners SmallCap Value                  176         1,503          0             69,733           363            68,113
 Principal LifeTime 2010                  602           610          0              6,856           135             7,720
 Principal LifeTime 2020                  698           652          0             10,397           139            10,909
 Principal LifeTime 2030                  611           626          0              8,214           137             8,898
 Principal LifeTime 2040                  584           601          0              6,172           135             7,108
 Principal LifeTime 2050                  600           601          0              6,135           135             7,121
 Principal Lifetime Strategic Income      568           585          0              4,830           133             5,928
 Real Estate                              126           969          2             36,904           214            34,923
 SmallCap Blend                           124           939          0             35,345           206            33,298
 SmallCap Growth                          105           813          0             25,261           180            24,199
 SmallCap S&P 600 Index                   126           982          0             37,704           217            35,803
 SmallCap Value                            89           693          0             15,881           155            15,540
 Technology                                97           764          0             21,109           172            20,528

Transfer Agency Agreement (Class J shares only)
-----------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.


The Agreements for the Preferred Securities Fund were approved by the Directors on March 11, 2002. The Sub-Advisory Agreement for the Partners SmallCap Growth Fund II was approved by the Directors on March 11, 2002. The Agreements for the other Funds were approved by the Directors on September 10, 2001. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J) for which such services are provided at cost, Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Partners MidCap Blend and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its shareholders on May 1, 2002. The Agreements for the other Funds were approved by its shareholders on December 5, 2000.


CUSTODIAN
The custodian of the portfolio securities and cash assets of the European, International II, Pacific Basin and Technology Funds is J.P.Morgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-
Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, include trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of
a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Sub-Advisor in managing the client account, brokerage for which resulted in the receipt of the statistical data and research information by the Sub-Advisor. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                             COMMISSIONS PAID
   ----                             ----------------
   Balanced                             $ 1,463
   International Emerging Markets           611
   International I                        1,651
   International SmallCap                   208
   LargeCap Blend                         2,822
   LargeCap Growth                        1,735
   LargeCap Value                        12,694
   MidCap Blend                           2,984
   MidCap Growth                          3,369
   MidCap Value                           5,954
   Partners LargeCap Blend                2,308
   Partners LargeCap Growth I             3,015
   Partners MidCap Blend                  1,860
   Partners MidCap Growth                 2,253
   Partners MidCap Value                    290
   Partners SmallCap Growth II               97
   Partners SmallCap Value                  398
   Real Estate                            5,025
   SmallCap Blend                         4,749
   SmallCap Growth                        2,638
   SmallCap Value                         2,123


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.

                                       TOTAL BROKERAGE COMMISSIONS PAID
                                         FOR PERIODS ENDED OCTOBER 31
                                         ----------------------------
 FUND                                               2001
 ----                                               ----
 Balanced                                         $8,396/(1)/
 European                              /           32,003/(1)/
 International Emerging Markets        /           51,891/(1)/
 International I                                   35,448/(1)/
 International II                      /           42,584/(1)/
 International SmallCap                /           45,529/(1)/
 LargeCap Blend                        /           10,334/(1)/
 LargeCap Growth                       /           5,047/(1)/
 LargeCap S&P 500 Index                            15,311/(1)/  /
 LargeCap Value                                    22,882/(1)/  /
 MidCap Blend                                      10,897/(1)/
 MidCap Growth                                     20,099/(1)/
 MidCap S&P 400 Index                              8,607/(1)/
 MidCap Value                                      24,500/(1)/
 Pacific Basin                                     19,329/(1)/
 Partners LargeCap Blend                           20,079/(1)/
 Partners LargeCap Growth I                        25,749/(1)/
 Partners LargeCap Growth II                       9,707/(1)/
 Partners LargeCap Value                           46,467/(1)/
 Partners MidCap Blend                             31,760/(2)/
 Partners MidCap Growth                            32,596/(1)/
 Partners MidCap Value                             40,014/(1)/
 Partners SmallCap Growth I                        11,333/(1)/
 Partners SmallCap Growth II                       16,783/(1)/
 Partners SmallCap Value                           16,541/(2)/
 Real Estate                                       26,298/(1)/
 SmallCap Blend                                    23,490/(1)/
 SmallCap Growth                                   44,836/(1)/
 SmallCap S&P 600 Index                            11,186/(1)/
 SmallCap Value                                    18,975/(1)/
 Technology                                        22,496/(1)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 December 31, 2001.
/ //(2)/ Period from March 1, 2001 (date operations commenced) through December
 31, 2001.

Certain broker-dealers are considered to be affiliates of the Fund. Goldman Sachs Asset Management, Soundview Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co., J.P.Morgan Investment Management Inc., Fleming Matin Ltd., Jardine Fleming Securities Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Securities and Neuberger Berman Management Inc. is an affiliate of Neuberger Berman LLC. Goldman Sachs Asset Management, J.P.Morgan Investment Management Inc. and Neuberger Berman Management Inc. each act as a sub-advisor for an account of Principal Variable Contracts Fund, Inc. In addition, Neuberger Berman Management Inc. is sub-advisor for two funds of the Principal Investors Fund, Inc.


Morgan Stanley Dean Witter, Discover and Morgan Stanley Trust are affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, Inc. two funds in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund, Inc.


AUTRANET, Inc., Pershing Company, L.P. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises a fund in the Principal Investors Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc.


DST Securities, Inc. is an affiliate of Berger Financial Group LLC (sub-advisor to an account of the Principal Variable Contracts Fund, Inc. and the Principal Partners SmallCap Growth Fund, Inc.) and Janus Capital Management which act as sub-advisor to an account of the Principal Variable Contracts Fund, Inc.


Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                      COMMISSIONS PAID TO AUTRANET, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Blend
 2001                      $2,263            7.13%                     9.25%
 Partners MidCap
 Growth
 2001                         104            0.32                      0.57


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                       $244             0.61%                     0.72%


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2001                      $  374             4.46%                    2.43%
 European
 2001                       1,640             5.12                     3.91
 International
 Emerging Markets
 2001                       1,818             3.50                     3.52
 International I
 2001                       2,277             6.42                     5.54
 International II
 2001                       4,972            11.67                     9.20
 International
 SmallCap
 2001                         285             0.63                     0.69
 LargeCap Blend
 2001                         204             1.97                     1.74
 LargeCap Growth
 2001                          41             0.80                     0.39
 LargeCap S&P 500
 Index
 2001                           7             0.04                     0.01
 LargeCap Value
 2001                         466             2.03                     1.48
 MidCap Blend
 2001                         500             4.59                     3.73
 MidCap Growth
 2001                       1,357             6.75                     7.63
 MidCap Value
 2001                         628             2.56                     2.21
 Pacific Basin
 2001                       1,082             5.60                     4.53
 Partners LargeCap
 Blend
 2001                         371             1.85                     0.87
 Partners LargeCap
 Growth I
 2001                       1,075             4.17                     3.57
 Partners LargeCap
 Growth II
 2001                       1,756            18.09                     9.56
 Partners MidCap Blend
 2001                       1,285             4.05                     2.51
 Partners MidCap
 Growth
 2001                         584             1.79                     1.90
 Partners MidCap Value
 2001                         397             0.99                     0.79
 Partners SmallCap
 Growth I
 2001                          65             0.57                     0.42
 Partners SmallCap
 Value
 2001                          20             0.12                     0.14
 SmallCap Blend
 2001                         505             2.15                     1.36
 SmallCap Growth
 2001                       1,387             3.09                     3.38
 SmallCap Value
 2001                         543             2.86                     2.53
 Technology
 2001                       1,614             7.17                     7.39

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2001                      $  176            2.10%                     1.53%
 European
 2001                         203            0.64                      0.48
 International
 Emerging Markets
 2001                       4,834            9.32                      8.82
 International I
 2001                       3,437            9.70                      7.52
 International II
 2001                         697            1.64                      1.40
 International
 SmallCap
 2001                         405            0.89                      0.60
 LargeCap Blend
 2001                         174            1.68                      0.80
 LargeCap Growth
 2001                          29            0.57                      0.37
 LargeCap Value
 2001                          49            0.21                      0.25
 MidCap Blend
 2001                         198            1.81                      1.06
 MidCap Growth
 2001                         129            0.64                      0.73
 MidCap Value
 2001                         770            3.14                      2.65
 Partners LargeCap
 Blend
 2001                         498            2.48                      0.84
 Partners LargeCap
 Growth I
 2001                         425            1.65                      1.47
 Partners LargeCap
 Growth II
 2001                          20            0.21                      0.10
 Partners MidCap Blend
 2001                       1,204            3.79                      2.89
 Partners MidCap
 Growth
 2001                         594            1.82                      1.54
 Partners MidCap Value
 2001                         430            1.07                      1.16
 Partners SmallCap
 Growth I
 2001                          56            0.49                      0.43
 Partners SmallCap
 Value
 2001                          30            0.18                      0.18
 Real Estate
 2001                       1,395            5.30                      4.28
 SmallCap Blend
 2001                          89            0.38                      0.40
 SmallCap Growth
 2001                         443            0.99                      1.45
 SmallCap Value
 2001                         547            2.88                      2.45
 Technology
 2001                         842            3.74                     11.11

                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International II
 2001                       $622             1.46%                     2.36%
 Technology
 2001                        488             2.17                      1.45


                           COMMISSIONS PAID TO MORGAN STANLEY DEAN WITTER, DISCOVER
                           --------------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2001                      $  272             3.24%                    2.36%
 European
 2001                       1,440             4.50                     3.38
 International
 Emerging Markets
 2001                         175             0.34                     0.36
 International I
 2001                          53             0.15                     0.19
 International II
 2001                         530             1.24                     1.15
 LargeCap Blend
 2001                         206             1.99                     4.54
 LargeCap Growth
 2001                          13             0.26                     0.31
 LargeCap S&P 500
 Index
 2001                           6             0.04                     0.01
 LargeCap Value
 2001                         283             1.23                     1.27
 MidCap Blend
 2001                         275             2.52                     1.87
 MidCap Growth
 2001                         833             4.14                     3.86
 MidCap Value
 2001                         301             1.23                     1.19
 Pacific Basin
 2001                         119             0.62                     0.46
 Partners LargeCap
 Blend
 2001                       2,426            12.08                     8.01
 Partners LargeCap
 Growth I
 2001                         180             0.70                     0.80
 Partners LargeCap
 Growth II
 2001                         277             2.85                     1.11
 Partners MidCap
 Growth
 2001                       1,253             3.84                     3.60
 Partners MidCap Value
 2001                          10             0.02                     0.01
 Partners SmallCap
 Growth II
 2001                          12             0.07                     0.07
 Real Estate
 2001                       1,060             4.03                     4.21
 SmallCap Blend
 2001                         181             0.77                     1.95
 SmallCap Growth
 2001                         300             0.67                     0.91
 SmallCap Value
 2001                         233             1.23                     0.79
 Technology
 2001                         689             3.06                     3.50

                                   COMMISSIONS PAID TO MORGAN STANLEY TRUST
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 European
 2001                      $  992            3.10%                     2.38%
 International II
 2001                       3,394            7.97                      7.10
 Pacific Basin
 2001                          38            0.20                      0.17
 Partners LargeCap
 Growth I
 2001                          18            0.07                      0.09
 Technology
 2001                         822            3.65                      2.96

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                      $20,240           50.58%                   51.80%
 Partners LargeCap
 Growth I
 2001                           30            0.12                     0.16
 Partners SmallCap
 Growth I
 2001                        4,775           42.13                    43.16


                                  COMMISSIONS PAID TO PERSHING COMPANY, L.P.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                        $40             0.10%                     0.10%


                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2001                       $793             2.24%                     2.84%
 International
 SmallCap
 2001                        574             1.26                      0.81


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2001                      $ 1,290           15.37%                    12.12%
 LargeCap Blend
 2001                           43            0.41                      0.32
 LargeCap Growth
 2001                          204            4.03                      2.87
 LargeCap Value
 2001                          185            0.81                      0.81
 MidCap Blend
 2001                          319            2.92                      2.48
 MidCap Growth
 2001                        2,881           14.33                     14.56
 MidCap Value
 2001                          530            2.16                      2.26
 Partners LargeCap
 Blend
 2001                          242            1.21                      0.35
 Partners LargeCap
 Growth I
 2001                          387            1.50                      1.57
 Partners LargeCap
 Growth II
 2001                           80            0.82                      0.48
 Partners LargeCap
 Value
 2001                       46,467          100.00                    100.00
 Partners MidCap Blend
 2001                           66            0.21                      0.21
 Partners MidCap
 Growth
 2001                           98            0.30                      0.39
 Partners MidCap Value
 2001                          835            2.09                      2.31
 Partners SmallCap
 Growth I
 2001                          320            2.82                      2.68
 SmallCap Blend
 2001                        1,070            4.55                      3.16
 SmallCap Growth
 2001                          455            1.01                      1.40
 SmallCap Value
 2001                           65            0.34                      0.39
 Technology
 2001                          492            2.19                      1.98

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP, INC.
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2001                      $   13            0.06%                     0.07%
 MidCap Value
 2001                         195            0.80                      0.37
 Partners LargeCap
 Growth I
 2001                          40            0.16                      0.10
 Partners LargeCap
 Growth II
 2001                         545            5.61                      2.63
 Partners MidCap Blend
 2001                       2,263            7.13                      9.25
 Partners MidCap
 Growth
 2001                         284            0.87                      0.84
 Partners MidCap Value
 2001                       1,180            2.95                      2.77
 Partners SmallCap
 Growth I
 2001                          25            0.22                      0.45
 SmallCap Growth
 2001                          53            0.12                      0.10
 Technology
 2001                       1,194            5.31                      4.66


                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Blend
 2001                       $ 44             0.14%                     0.09%
 Partners MidCap
 Growth
 2001                        121             0.37                      0.41
 Partners LargeCap
 Growth I
 2001                          9             0.08                      0.01



ORDER ALLOCATION
The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Balanced, International I, International Emerging Markets, International
------------------------------------------------------------------------
SmallCap, LargeCap Blend, LargeCap Growth, LargeCap S&P 500, LargeCap Value,
----------------------------------------------------------------------------
MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Principal LifeTime
-----------------------------------------------------------------------------
2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040,
--------------------------------------------------------------------------------
Principal LifeTime
------------------

2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth,
---------------------------------------------------------------------------
SmallCap S&P 600 and SmallCap Value Funds
-----------------------------------------
If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


European, International II, Pacific Basin and Technology Funds
--------------------------------------------------------------
Client monies are assigned to BT Funds Management portfolio managers and are generally grouped into product types. All portfolios within each product type will have similar investment objectives, although individual portfolios may have investment objectives and restrictions that differ to some extent from the overall objectives for that product type.

The portfolio manager will decide, prior to trading, which products and therefore which portfolios will take part in the subsequent allocation. All portfolios within a product managed by a particular portfolio manager will participate in the allocation except in the following circumstances:
.. where client cash flow mean that a client's portfolio has to be traded separately;
.. where there are specific client restrictions which preclude an allocation; .. where a non-standard benchmark or target results in a security being deemed unsuitable for that portfolio;
.. where, in the case of sales, a particular portfolio does not hold the security; and
.. where the trade is partially filled, either for normal trading or for an Initial Public Offering.

In these cases, if there is no indication on the order form as to priority of allocation then BT Funds Management will allocate on a pro-rata basis. Priority of allocation on the order forms may be set due to sensitivity to transaction costs, tax status, tolerance for small holding, tolerance for large holdings or specific exposures (proximity to limits) and turnover considerations.

Partners MidCap Growth Fund
---------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend Fund
--------------------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.

Partners SmallCap Growth Fund II
--------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners LargeCap Growth I and Partners MidCap Blend Funds
--------------------------------------------------------------
Transactions for each portfolio account advised by Morgan Stanley generally are completed independently. Morgan Stanley, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which Morgan Stanley and related persons of Morgan Stanley act as investment manager and administrator, and in which Morgan Stanley, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of Morgan Stanley and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. Morgan Stanley effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners LargeCap Growth I and Partners MidCap Blend Funds) that participates in a batched transaction will participate at the average share price for all of Morgan Stanley's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. Morgan Stanley may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if Morgan Stanley is unable to fully execute a batched transaction and Morgan Stanley determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, Morgan Stanley may allocate such securities in a manner determined in good faith to be a fair allocation.

Partners LargeCap Value Fund
--------------------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors:1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners SmallCap Value Fund
----------------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.

Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.


Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.


Preferred Securities Fund
-------------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

  If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.


  The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.


If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
Shares of the Advisors Select, Advisors Preferred, Select, Preferred classes and Institutional Class of the currently offered Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts (Institutional Class shares),
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds") (Institutional Class shares), and
.. certain employer sponsored retirement plans (Advisors Preferred, Advisors
  Select, Preferred and Select Classes of shares).

Class J shares are offered only to individuals (and his/her spouse) who:

.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection or the small business direct sales team.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE").


The Select and Preferred classes are currently available through certain registered representatives of Princor who are also employees of Principal Life, registered representatives of certain broker/dealers selected by Princor or fee-based financial planners. The Advisors Classes are available registered representatives of certain broker/dealers selected by Princor or financial planners.


The Advisors Select, Advisors Preferred, Select and Preferred share classes of the Funds are available to an employer's sponsored plan(s) (the "plan") through the Principal Advantage/sm/ Service Agreement. The Advisors Select and Select classes are offered to plans with plan assets* of at least $3 million but less than $10 million. The Advisors Preferred and Preferred Classes are offered to plans with plan assets* of at least $10 million. The Advisors Select, Advisors Preferred, Select and Preferred share classes of the Funds are also offered to plan customers of Professional Pensions, Inc.

  * for purposes of determining share class eligibility, plan assets include the plan's investments in:
    . Principal Investors Fund, Inc.;
    . The Principal Self-Directed Brokerage Account/sm/;
    . mutual funds owned by the plan which are held by Delaware Charter
      Guarantee & Trust Company; and
    . a Guaranteed Interest Account (GIC) under a Principal Life Insurance
      Company Flexible Investment Annuity (FIA) group annuity contract previously entered into by the plan and the plan has chosen the Principal Investors Fund as a new funding vehicle for the plan. The GIC is left under the FIA until it matures.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


Sales of shares of the Funds (except Class J shares), like purchases, may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan or a fund of funds. Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


OFFERING PRICE
For all Funds except the Money Market Fund
------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.


Capital Preservation Fund only:
The fair value of a wrapper agreement is equal to the difference between the book value and the market value (including accrued interest) of the covered assets. If the market value (including accrued interest) of the covered assets is greater than the book value, the value of a wrapper agreement is reflected as a liability of the Fund reflecting the potential liability of the Fund to the wrap provider. If the market value (including accrued interest) of the covered assets is less than the book value, the value of a wrapper agreement appears as an asset of the Fund reflecting the potential liability of the wrap provider to the Fund.

In valuing a wrapper agreement, the Board considers the creditworthiness and ability of a wrap provider to pay amounts due under the wrapper agreement. The Board may determine that a wrap provider is unable to make such payments. It would then assign a fair value to the wrapper agreement that is less than the difference between the book value of the wrapper agreement and the market value (including accrued interest) of the covered assets. In such event, the Fund might be unable to maintain a stable value per share.


Money Market Fund
-----------------
The share price of each Class of shares of the Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Money Market Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


All income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of the same class of the same Fund at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Money Market Fund Yield
-----------------------
The Money Market Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2001, the Money Market Fund's yield was as follows:

                                         YIELD AS OF OCTOBER 31, 2001
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            1.91%      2.09%      2.40%    2.28%       2.66%       1.71%



Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding

1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2001, the Money Market Fund's effective yield was:

                                         YIELD AS OF OCTOBER 31, 2001
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            1.93%      2.11%      2.43%    2.31%       2.70%       1.72%



The yield quoted at any time for the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The average annual total return for the periods ending October 31, 2001 for the Advisors Select Class shares are as follows:

 FUND                                          1-YEAR
 ----                                          ------
 Balanced                                    -9.77/(1)/%
 Bond & Mortgage Securities                  10.69/(1)/                     /
 Capital Preservation                         1.44/(2)/
 European                                    -24.73/(3)/
 Government Securities                        9.13/(1)/
 High Quality Intermediate-Term Bond         10.84/(3)/
 High Quality Long-Term Bond                 10.76/(4)/
 High Quality Short-Term Bond                 9.61/(5)/
 International Emerging Markets              -19.33/(3)/   /
 International I                             -27.12/(6)/
 International II                            -25.96/(4)/   /
 International SmallCap                      -27.60/(5)/
 LargeCap Blend                              -24.08/(6)/                    /
 LargeCap Growth                             -35.98/(4)/
 LargeCap S&P 500 Index                      -21.09/(1)/
 LargeCap Value                              -10.52/(1)/
 MidCap Blend                                -8.04/(1)/
 MidCap Growth                               -39.20/(4)/
 MidCap S&P 400 Index                        -9.73/(1)/
 MidCap Value                                -1.72/(5)/
 Money Market                                 3.44/(6)/
 Pacific Basin                               -34.14/(3)/
 Partners LargeCap Blend                     -12.16/(5)/
 Partners LargeCap Growth I                  -26.26/(6)/
 Partners LargeCap Growth II                 -29.65/(6)/
 Partners LargeCap Value                      1.82/(4)/
 Partners MidCap Blend                       -13.00/(7)/
 Partners MidCap Growth                      -40.53/(5)/
 Partners MidCap Value                       -6.87/(6)/
 Partners SmallCap Growth I                  -23.77/(6)/
 Partners SmallCap Growth II                 -41.32/(5)/
 Partners SmallCap Value                     -0.50/(7)/
 Principal LifeTime 2010                     -1.80/(7)/
 Principal LifeTime 2020                     -3.20/(7)/
 Principal LifeTime 2030                     -5.20/(7)/    /
 Principal LifeTime 2040                     -4.70/(7)/    /
 Principal LifeTime 2050                     -8.10/(7)/
 Principal Lifetime Strategic Income         -0.20/(7)/                     /
 Real Estate                                  3.85/(3)/
 SmallCap Blend                               0.50/(6)/
 SmallCap Growth                             -19.14/(4)/
 SmallCap S&P 600 Index                      -1.12/(3)/
 SmallCap Value                               4.69/(5)/
 Technology                                  -45.92/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

The average annual total return for the periods ending October 31, 2001 for the Advisors Preferred Class shares are as follows:

 FUND                                             1-YEAR
 ----                                             ------
 Balanced                                       -9.57/(1)/%
 Bond & Mortgage Securities                     10.95/(1)/                     /
 Capital Preservation                            1.51/(2)/
 European                                       -24.63/(3)/
 Government Securities                           9.38/(1)/
 High Quality Intermediate-Term Bond            10.99/(3)/
 High Quality Long-Term Bond                    10.91/(4)/
 High Quality Short-Term Bond                    9.96/(5)/
 International Emerging Markets                 -19.24/(3)/   /
 International I                                -26.92/(6)/
 International II                               -25.76/(4)/   /
 International SmallCap                         -27.40/(5)/
 LargeCap Blend                                 -23.88/(6)/                    /
 LargeCap Growth                                -35.88/(4)/
 LargeCap S&P 500 Index                         -20.99/(1)/
 LargeCap Value                                 -10.42/(1)/
 MidCap Blend                                   -7.84/(1)/
 MidCap Growth                                  -39.03/(4)/
 MidCap S&P 400 Index                           -9.73/(1)/
 MidCap Value                                   -1.62/(5)/
 Money Market                                    3.59/(6)/
 Pacific Basin                                  -34.04/(3)/
 Partners LargeCap Blend                        -11.96/(5)/
 Partners LargeCap Growth I                     -26.06/(6)/
 Partners LargeCap Growth II                    -29.46/(6)/
 Partners LargeCap Value                         1.92/(4)/
 Partners MidCap Blend                          -12.90/(7)/
 Partners MidCap Growth                         -40.49/(5)/
 Partners MidCap Value                          -6.77/(6)/
 Partners SmallCap Growth I                     -23.67/(6)/
 Partners SmallCap Growth II                    -41.23/(5)/
 Partners SmallCap Value                        -0.40/(7)/
 Principal LifeTime 2010                        -1.70/(7)/
 Principal LifeTime 2020                        -3.10/(7)/
 Principal LifeTime 2030                        -5.10/(7)/    /
 Principal LifeTime 2040                        -4.60/(7)/    /
 Principal LifeTime 2050                        -8.00/(7)/
 Principal Lifetime Strategic Income            -0.10/(7)/                     /
 Real Estate                                     3.95/(3)/
 SmallCap Blend                                  0.69/(6)/
 SmallCap Growth                                -19.06/(4)/
 SmallCap S&P 600 Index                         -0.93/(3)/
 SmallCap Value                                  4.89/(5)/
 Technology                                     -45.72/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

The average annual total return for the periods ending October 31, 2001 for the Select Class shares are as follows:

 FUND                                 1-YEAR
 ----                                 ------
 Balanced                           -9.47/(1)/%
 Bond & Mortgage Securities         11.03/(1)/                     /
 Capital Preservation                1.54/(2)/
 European                           -24.44/(3)/
 Government Securities               9.53/(1)/
 High Quality Intermediate-Term
 Bond                               11.15/(3)/
 High Quality Long-Term Bond        11.07/(4)/
 High Quality Short-Term Bond       10.11/(5)/
 International Emerging Markets     -19.14/(3)/   /
 International I                    -26.82/(6)/
 International II                   -25.76/(4)/   /
 International SmallCap             -27.30/(5)/
 LargeCap Blend                     -23.78/(6)/                    /
 LargeCap Growth                    -35.77/(4)/
 LargeCap S&P 500 Index             -20.80/(1)/
 LargeCap Value                     -10.22/(1)/
 MidCap Blend                       -7.75/(1)/
 MidCap Growth                      -38.99/(4)/
 MidCap S&P 400 Index               -9.44/(1)/
 MidCap Value                       -1.43/(5)/
 Money Market                        3.78/(6)/
 Pacific Basin                      -33.94/(3)/
 Partners LargeCap Blend            -11.86/(5)/
 Partners LargeCap Growth I         -25.96/(6)/
 Partners LargeCap Growth II        -29.37/(6)/
 Partners LargeCap Value             2.12/(4)/
 Partners MidCap Blend              -12.80/(7)/
 Partners MidCap Growth             -40.40/(5)/
 Partners MidCap Value              -6.58/(6)/
 Partners SmallCap Growth I         -23.46/(6)/
 Partners SmallCap Growth II        -41.13/(5)/
 Partners SmallCap Value            -0.30/(7)/
 Principal LifeTime 2010            -1.60/(7)/
 Principal LifeTime 2020            -3.00/(7)/
 Principal LifeTime 2030            -5.00/(7)/    /
 Principal LifeTime 2040            -4.50/(7)/    /
 Principal LifeTime 2050            -7.90/(7)/
 Principal Lifetime Strategic
 Income                              0.00/(7)/                     /
 Real Estate                         4.15/(3)/
 SmallCap Blend                      0.88/(6)/
 SmallCap Growth                    -19.02/(4)/
 SmallCap S&P 600 Index             -0.83/(3)/
 SmallCap Value                      4.99/(5)/
 Technology                         -45.72/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

The average annual total return for the periods ending October 31, 2001 for the Preferred Class shares are as follows:

 FUND                                    1-YEAR
 ----                                    ------
 Balanced                              -9.27/(1)/%
 Bond & Mortgage Securities            11.20/(1)/                     /
 Capital Preservation                   1.63/(2)/
 European                              -24.44/(3)/
 Government Securities                  9.63/(1)/
 High Quality Intermediate-Term Bond   11.45/(3)/
 High Quality Long-Term Bond           10.96/(4)/
 High Quality Short-Term Bond          10.21/(5)/
 International Emerging Markets        -19.22/(3)/   /
 International I                       -26.82/(6)/
 International II                      -25.76/(4)/   /
 International SmallCap                -27.20/(5)/
 LargeCap Blend                        -23.58/(6)/                    /
 LargeCap Growth                       -35.77/(4)/
 LargeCap S&P 500 Index                -20.80/(1)/
 LargeCap Value                        -10.12/(1)/
 MidCap Blend                          -7.55/(1)/
 MidCap Growth                         -38.99/(4)/
 MidCap S&P 400 Index                  -9.44/(1)/
 MidCap Value                          -1.23/(5)/
 Money Market                           3.90/(6)/
 Pacific Basin                         -33.94/(3)/
 Partners LargeCap Blend               -11.86/(5)/
 Partners LargeCap Growth I            -25.93/(6)/
 Partners LargeCap Growth II           -29.37/(6)/
 Partners LargeCap Value                2.12/(4)/
 Partners MidCap Blend                 -12.70/(7)/
 Partners MidCap Growth                -40.40/(5)/
 Partners MidCap Value                 -6.48/(6)/
 Partners SmallCap Growth I            -23.46/(6)/
 Partners SmallCap Growth II           -41.04/(5)/
 Partners SmallCap Value               -0.20/(7)/
 Principal LifeTime 2010               -1.50/(7)/
 Principal LifeTime 2020               -2.90/(7)/
 Principal LifeTime 2030               -4.90/(7)/    /
 Principal LifeTime 2040               -4.40/(7)/    /
 Principal LifeTime 2050               -7.80/(7)/
 Principal Lifetime Strategic Income    0.10/(7)/                     /
 Real Estate                            4.15/(3)/
 SmallCap Blend                         0.98/(6)/
 SmallCap Growth                       -19.02/(4)/
 SmallCap S&P 600 Index                -0.83/(3)/
 SmallCap Value                         5.09/(5)/
 Technology                            -45.62/(4)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

The average annual total return for the periods ending October 31, 2001 for the Institutional Class shares are as follows:

 FUND                                        1-YEAR
 ----                                        ------
 Balanced                                  -5.45/(1)/%
 Bond & Mortgage Securities                 6.92/(1)/                     /
 Capital Preservation                       1.70/(2)/
 European                                  -19.92/(1)/
 Government Securities                      6.72/(1)/
 High Quality Intermediate-Term Bond        7.33/(1)/
 High Quality Long-Term Bond                7.28/(1)/
 High Quality Short-Term Bond               6.67/(1)/
 International Emerging Markets            -18.93/(1)/   /
 International I                           -21.80/(1)/
 International II                          -25.47/(3)/   /
 International SmallCap                    -21.35/(1)/
 LargeCap Blend                            -15.07/(1)/                    /
 LargeCap Growth                           -19.66/(1)/
 LargeCap S&P 500 Index                    -13.84/(1)/
 LargeCap Value                            -9.68/(1)/
 MidCap Blend                              -6.82/(1)/
 MidCap Growth                             -27.13/(1)/
 MidCap S&P 400 Index                      -8.24/(1)/
 MidCap Value                              -4.69/(1)/
 Money Market                               2.71/(1)/
 Pacific Basin                             -21.67/(1)/
 Partners LargeCap Blend                   -11.57/(4)/
 Partners LargeCap Growth I                -25.63/(5)/
 Partners LargeCap Growth II               -29.18/(6)/
 Partners LargeCap Value                    2.21/(3)/
 Partners MidCap Blend                     -12.60/(7)/
 Partners MidCap Growth                    -24.07/(1)/
 Partners MidCap Value                     -6.28/(5)/
 Partners SmallCap Growth I                -23.36/(5)/
 Partners SmallCap Growth II               -41.04/(4)/
 Partners SmallCap Value                    0.00/(7)/
 Principal LifeTime 2010                   -1.30/(1)/
 Principal LifeTime 2020                   -2.80/(1)/
 Principal LifeTime 2030                   -4.70/(1)/    /
 Principal LifeTime 2040                   -4.20/(1)/    /
 Principal LifeTime 2050                   -7.80/(1)/
 Principal Lifetime Strategic Income        0.30/(1)/                     /
 Real Estate                                4.17/(1)/
 SmallCap Blend                            -0.10/(1)/
 SmallCap Growth                           -17.97/(1)/
 SmallCap S&P 600 Index                    -5.12/(1)/
 SmallCap Value                            -0.47/(1)/
 Technology                                -45.42/(3)/

/ //(1)/ Period from February 27, 2001 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2001.

The average annual total return (net of CDSC) for the periods ending October 31, 2001 for the Class J Shares are as follows:

 FUND                                         1-YEAR
 ----                                         ------
 Balanced                                   -6.91/(1)/%
 Bond & Mortgage Securities                  5.46/(1)/                     /
 Capital Preservation                        0.34/(2)/
 European                                   -21.13/(1)/
 Government Securities                       5.07/(1)/
 High Quality Intermediate-Term Bond         5.67/(1)/
 High Quality Long-Term Bond                 5.63/(1)/
 High Quality Short-Term Bond                5.02/(1)/
 International Emerging Markets             -20.22/(1)/   /
 International I                            -23.00/(1)/
 International II                           -19.61/(1)/   /
 International SmallCap                     -22.65/(1)/
 LargeCap Blend                             -16.37/(1)/                    /
 LargeCap Growth                            -20.85/(1)/
 LargeCap S&P 500 Index                     -15.23/(1)/
 LargeCap Value                             -10.99/(1)/
 MidCap Blend                               -8.35/(1)/
 MidCap Growth                              -28.24/(1)/
 MidCap S&P 400 Index                       -9.76/(1)/
 MidCap Value                               -6.12/(1)/
 Money Market                                1.12/(1)/
 Pacific Basin                              -22.82/(1)/
 Partners LargeCap Blend                    -12.14/(1)/
 Partners LargeCap Growth I                 -15.85/(1)/
 Partners LargeCap Growth II                -14.62/(1)/
 Partners LargeCap Value                    -4.39/(1)/
 Partners MidCap Blend                      -13.87/(3)/
 Partners MidCap Growth                     -25.18/(1)/
 Partners MidCap Value                      -9.17/(1)/
 Partners SmallCap Growth I                 -14.56/(1)/
 Partners SmallCap Growth II                -23.34/(1)/
 Partners SmallCap Value                    -1.59/(3)/
 Principal LifeTime 2010                    -3.07/(2)/
 Principal LifeTime 2020                    -4.26/(2)/
 Principal LifeTime 2030                    -5.95/(2)/    /
 Principal LifeTime 2040                    -5.27/(2)/    /
 Principal LifeTime 2050                    -8.65/(2)/
 Principal Lifetime Strategic Income        -1.79/(2)/                     /
 Real Estate                                 2.67/(1)/
 SmallCap Blend                             -1.66/(1)/
 SmallCap Growth                            -19.23/(1)/
 SmallCap S&P 600 Index                     -6.53/(1)/
 SmallCap Value                             -2.03/(1)/
 Technology                                 -28.49/(1)/

/ //(1)/ Period beginning February 27, 2001 and ending October 31, 2001. / //(2)/ Period beginning June 15, 2001 and ending October 31, 2001.
/ //(3)/ Period beginning March 1, 2001 and ending October 31, 2001.

This table shows the yield as of October 31, 2001 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2001
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              4.31%      4.49%      4.80%    4.68%       5.05%       4.10%
 Capital Preservation    3.38       3.56       3.88     3.75        4.14        3.14
 Government Securities   4.84       5.02       5.33     5.21        5.59        4.64
 High Quality
 Intermediate-Term
 Bond                    4.38       4.77       4.97     4.85        5.23        4.28
 High Quality
 Long-Term Bond          4.65       4.82       5.13     5.01        5.39        4.48
 High Quality
 Short-Term Bond         3.89       4.07       4.38     4.26        4.66        3.75



GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS


The financial statements for the Fund for the year ended October 31, 2001 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

PART C. OTHER INFORMATION


Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
       (2)           Articles of Amendment (filed 9/12/97)
       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)
       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
 (b)                 By-laws (filed 9/22/00)
 (c)                 N/A
 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement
                       (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement
                        (filed 2/25/02)
       (3)           American Century Sub-Advisory Agreement (filed 12/5/00)
       (4)           Bernstein Sub-Advisory Agreement (filed 12/5/00)
       (5)           BT Sub-Advisory Agreement (filed 9/22/00)
       (6)           Federated Sub-Advisory Agreement (filed 12/5/00)
       (7)           Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
       (8)           Morgan Stanley Sub-Advisory Agreement-PLCGI (filed
                     12/5/00)
       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement
                     (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement
                     (filed 10/12/01)
       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory
                     Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement
                     (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement
                     (filed 10/12/01)
       (11)          Turner Sub-Advisory Agreement (filed 12/5/00)
       (12)          PCII Cash Management Sub-Advisory Agreement (filed
                     2/27/01)
       (13)          Ark Asset Management Sub-Advisory Agreement (filed
                     2/27/01)
       (14)          Morgan Stanley Sub-Advisory Agreement - PMCB (filed
                     2/27/01)
       (15)          Spectrum Sub-Advisory Agreement *
       (16)          UBS Global Asset Management Sub-Advisory Agreement *
 (e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                     1st Amendment to the Distribution Agreement (filed
                b.   9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
       (2)           Selling Agreement (filed 6/12/01)
 (f)                 N/A
                     Domestic Portfolio Custodian Agreement with Bank of New
 (g)   (1)      a.   York (filed 4/12/96)
                     Domestic Funds Custodian Agreement with Bank of New York
                b.   (filed 12/5/00)
                     Global Portfolio Custodian Agreement with Chase Manhattan
       (2)      a.   Bank (filed 4/12/96)
                     Global Funds Custodian Agreement with Chase Manhattan Bank
                b.   (filed 12/5/00)
                     Transfer Agency Agreement for Class I shares (filed
 (h)   (1)           9/22/00)
       (2)           Shareholder Services Agreement (filed 12/15/00)
       (3)      a.   Investment Service Agreement (filed 9/12/97)
                     1st Amendment to the Investment Service Agreement (filed
                b.   9/22/00)
       (4)           Accounting Services Agreement (filed 9/22/00)
       (5)           Administrative Services Agreement (filed 9/22/00)
       (6)           Service Agreement (filed 9/22/00)
       (7)           Service Sub-Agreement (filed 9/22/00)
 (i)                 Legal Opinion (filed 4/12/96)
 (j)                 Consents of Auditors *
 (k)                 Financial Statements included in this Registration
                     Statement:
       (1)           Part A: None
       (2)           Part B: None
       (3)           Annual Report to Shareholders filed under Rule N-30D-1 on
                     December 28, 2001***
 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)
       (2)           Initial Capital Agreement-IEP (filed 9/22/00)
       (3)           Initial Capital Agreement-ICP (filed 9/22/00)
       (4-38)        Initial Capital Agreement (filed 9/22/00)
 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/00)
       (2)           Advisors Select Plan (filed 9/22/00)
 (o)                 Rule 18f-3 Plan (filed 9/22/00)
 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)
       (2)           Invista Capital Management (filed 9/22/00)
       (3)           Principal Capital Income Investors (filed 9/22/00)
       (4)           Principal Capital Real Estate Investors (filed 9/22/00)
       (5)           Turner Investment Partners (filed 9/22/00)
       (6)           Morgan Stanley Asset Management (filed 2/27/01)
       (7)           Neuberger Berman Management  (filed 10/12/01)
       (8)           Bernstein Investment Research (filed 9/22/00)
       (9)           American Century Investment Management (filed 9/22/00)
       (10)          Federated Investment Management (filed 9/22/00)
       (11)          Ark Asset Management (filed 12/15/00)
       (12)          Spectrum Code of Ethics*
 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          b. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          c.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          d. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          e. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          f. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          g. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          h. Principal Capital Management (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          i. Principal Capital Management (Europe) Limited a United Kingdom company that engages in European representation and distributor of the Principal Investments Funds.

          j. Principal Capital Management (Ireland) Limited an Ireland company that engages in fund management.

          k. Principal Financial Group Investments (Australia) Pty Limited an Australia holding company.

          l. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          m.   Principal International Holding Company, LLC

          n.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Previdencia   Privada    S.A. (Brazil)  a   pension
               fund company.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.

          a. IDBI Principal Asset Management Company (India) a India asset management company.

          b. IDBI-Principal Trustee Company Limited (India) a trustee for mutual funds.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd.

          a.   BT Financial Group Pty Ltd. (Australia) a holding company.

          Subsidiary  wholly-owned by BT Financial Group PTY Ltd.:

          a.   BT  Investments   (Australia)   Limited  a  company   engaged  in
               institutional and retail money management.

          Subsidiary wholly-owned by BT Investments (Australia) Limited:

          a. BT Australia (Holdings) Pty Ltd (Australia) a commercial and investment banking and asset management company.

          Subsidiaries wholly-owned by BT Australia (Holdings) PTY Ltd.:

          a. BT Life Limited an Australia company engaged in commercial and investment linked life insurance policies.

          b. BT Funds Management Limited an Australia company engaged in institutional and retail money management.

          c. BT Securities Limited an Australia company that engages in loan finance secured against share and managed fund portfolios.

          d. BT Portfolio Services Limited an Australia company that engages in processing and transaction services for financial planners and financial intermediaries.

          e. BT Australia Corporate Services Pty Limited an Australia holding company for internal service companies.

          f.   QV1 Pty Limited an Australia company.

          g. Principal Capital Global Investors Limited (Australia) a company who manages international funds (New Zealand, Singapore, Asia, North America and and United Kingdom).

          Subsidiaries wholly-owned by BT Funds Management Limited

          a. BT Tactical Asset Management Pty Limited an Australia company that engages in management of futures positions.

          b. Oniston Pty Ltd an Australia company that is a financial services investment vehicle.

          c. BT Finance & Investments Pty Ltd an Australia trustee of wholesale cash management trust.

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited an Australia provider of finance by loans and leases.

          b. Chifley Services Pty Limited an Australia company that engages in staff car leasing management.

          c. BT Nominees Pty Limited an Australia company that operates as a trustee of staff superannuation fund (pension plan).

          Subsidiary organized and wholly-owned by BT Securities Limited:

          a.   BT (Queensland) Pty Limited an Australia trustee company.

          Subsidiary  organized and wholly-owned by Principal Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited a New Zealand holding company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a.   BT Funds Management (NZ) Limited a New Zealand funds manager.

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a. BT Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities:

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Blue Chip Fund, Inc.(a Maryland Corporation) 0.08% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.10% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 31.71% of outstanding shares owned by Principal Life Insurance
               Company  (including   subsidiaries  and  affiliates)on  February
               5, 2002.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 7.17% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal European Equity Fund, Inc. (a Maryland Corporation) 61.85% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.21% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.05% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal High Yield Fund, Inc. (a Maryland Corporation) 6.27% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 29.50% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal International Fund, Inc. (a Maryland Corporation) 25.63% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 6.52% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 6.59% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 3.94% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.04% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal Pacific Basin Fund, Inc. (a Maryland Corporation) 65.19% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 2.31% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 30.78% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal   Partners   LargeCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.70% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 29.22% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 9.34% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 42.28% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 39.99% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.12% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Investors Fund, Inc.(a Maryland Corporation) 100.00% of
               shares   outstanding  of  the   International   Emerging  Markets
               Portfolio, 50.08% of the shares outstanding of the International Securities Portfolio,
               38.40% of shares outstanding of the Balanced Fund,
               26.69% of shares outstanding of the Bond & Mortgage Securitites Fund,
               85.41% of shares outstanding of the Capital Preservation Fund, 82.50% of shares outstanding of the European Fund,
               37.50% of shares outstanding of the Governement Securities Fund,
               75.57%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               80.79% of shares outstanding of the High Quality Long-Term Bond Fund,
               55.30% of shares outstanding of the High Quality Short-Term Bond Fund,
               75.51% of shares outstanding of the International Emerging Markets Fund,
               28.26% of shares outstanding of the International Fund I, 62.81% of shares outstanding of the International Fund II, 69.96% of shares outstanding of the International SmallCap Fund, 41.97% of shares outstanding of the LargeCap Blend Fund, 31.11% of shares outstanding of the LargeCap Growth Fund, 10.52% of shares outstanding of the LargeCap S&P 500 Index Fund, 34.83% of shares outstanding of the LargeCap Value Fund, 0.99% of shares outstanding of the LifeTime 2010 Fund, 1.01% of shares outstanding of the LifeTime 2020 Fund, 1.10% of shares outstanding of the LifeTime 2030 Fund, 2.43% of shares outstanding of the LifeTime 2040 Fund, 3.55% of shares outstanding of the LifeTime 2050 Fund, 3.64% of shares outstanding of the LifeTime Strategic Income Fund,
               50.72% of shares outstanding of the MidCap Blend Fund, 49.65% of shares outstanding of the MidCap Growth Fund, 41.33% of shares outstanding of the MidCap S&P 400 Index Fund, 41.87% of shares outstanding of the MidCap Value Fund, 27.02% of shares outstanding of the Money Market Fund, 97.19% of shares outstanding of the Pacific Basin Fund, 12.38% of shares outstanding of the Partners LargeCap Blend Fund, 9.15% of shares outstanding of the Partners LargeCap Growth Fund I,
               54.03% of shares outstanding of the Partners LargeCap Growth Fund II,
               9.14% of shares outstanding of the Partners LargeCap Value Fund, 61.25% of shares outstanding of the Partners MidCap Blend Fund, 70.29% of shares outstanding of the Partners MidCap Growth Fund, 46.25% of shares outstanding of the Partners MidCap Value Fund, 33.70% of shares outstanding of the Partners SmallCap Growth Fund I,
               77.22% of shares outstanding of the Partners SmallCap Growth Fund II,
               25.18% of shares outstanding of the Partners SmallCap Value Fund, 43.39% of shares outstanding of the Real Estate Fund, 48.97% of shares outstanding of the SmallCap Blend Fund, 48.58% of shares outstanding of the SmallCap Growth Fund, 63.24% of shares outstanding of the SmallCap S&P 600 Index Fund, 54.71% of shares outstanding of the SmallCap Value Fund, 36.57% of shares outstanding of the Technology Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.07% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.07% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 5, 2002.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 5, 2002: Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Equity Growth (f/k/a Aggressive Growth), Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          b. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          c. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          e. Executive Benefit Services, Inc. (North Carolina) marketing, sales and administration of executive employee benefit services.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company that provides private market bridge financing and other secondary market opportunities.

          c.   Principal  Capital  Real  Estate   Investors,   LLC  (a  Delaware
               Corporation) a registered investment advisor.

          d. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e.   Principal  Capital  Income  Investors,  LLC  a  Delaware  limited
               liability   company  which  provides   investment  and  financial
               services.

          f. Principal Capital Futures Trading Advisor, LLC a Delaware funds management limited liability company.

          g. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          h. Invista Capital Management, LLC (an Delaware Corporation) a limited liability company which is a registered investment adviser.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          b. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          c. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          d. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          e. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          f.   Equity FC,  Ltd.  (an Iowa  Corporation)  engaged  in  investment
               transactions,   including   limited   partnerships   and  limited
               liability companies.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business corporation that engages in investment transactions, including limited partnerships and limited liability companies

          h. Principal Residential Mortgage, Inc. (an Iowa Corporation) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          i. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          j. Principal Portfolio Services, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          k. The Admar Group, Inc. (a Florida Corporation) a national managed care service organization that develops and manages preferred provider organizations.

          l. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker.

          m. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          n. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          o. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          p. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          q. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          r. Principal Investors Corporation (a New Jersey Corporation) a corporation which is currently inactive.

          s. InSource Group,LLC (Delaware) a limited liability company engaged in marketing products for companies of the Principal Financial Group, Inc.

          t. Principal Generation Plant, LLC an inactive Delaware limited liability company.

          u.   Principal        Delaware       Name       Holding       Company,
               Inc.(Delaware) a corporation which is currently inactive.

          v. Principal Spectrum Associates, Inc. (California) a corporation which engages in real estate joint venture transactions with developers.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a. Principal Capital Trust. (a Delaware Corporation) a business trust and private investment company offering non-registered units, initially, to tax-exempt entities.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          c. Principal Residential Mortgage Funding, LLC (Iowa) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          Subsidiaries wholly-owned by The Admar Group, Inc.:

          a. Admar Corporation (a California Corporation) a managed care services organization.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) a corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b.   Principal   International    Argentina,    S.A.   (an   Argentina
               corporation) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies.

          c. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Trust Company (Asia) Limited (Hong Kong) (an Asia trust company).

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Capital Management (Asia) Limited (Hong Kong) Asian representative and distributor for the Principal Investment Funds.

          Subsidiaries wholly-owned by Principal International Argentina, S.A. (Argentina):

          a. Principal Retiro Compania de Seguros de Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania de Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary 60% owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Andueza  &  Principal   Creditos   Hipotecarios  S.A.  (Chile)  a
               residential mortgage company.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V.:

          a. Siefore Principal, S.A. de C.V. (Mexico) an investment fund company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

   John R. Lepley               Same              Senior Vice President -
   Senior Vice President -                        Marketing & Distribution
   Marketing & Distribution                       Princor Financial Services
                                                  Corporation

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Kirk L. Tibbetts             Same              See Part B
   Senior Vice President &
   Chief Financial Officer

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board
   and Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal European Equity Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal Pacific Basin Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal European Equity Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Pacific Basin Fund Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robert W. Baehr          Marketing Services
     The Principal            Officer
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer          Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley          Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael T. Daley         Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher          Director and
     The Principal            President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Dennis P. Francis        Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Sr. Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     John R. Lepley           Senior Vice
     The Principal            President - Marketing
     Financial Group          and Distribution
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek         Assistant Vice President -
     The Principal            Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Assistant Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Paul D. Steingreaber     Director of National Sales
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jamie K. Stenger         Assistant Director - Compliance
     The Principal Financial
     Group

     Kirk L. Tibbetts         Senior Vice President and
     The Principal            Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     Larry D. Zimpleman       Chairman of the Board and
     The Principal            Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 29th day of April, 2002.


                                      Principal Investors Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director      April 29, 2002
R. C. Eucher                       (Principal Executive        _________________
                                   Officer)


   (L. D. Zimpleman)*
_____________________________      Director and                April 29, 2002
L. D. Zimpleman                    Chairman of the Board       _________________


/s/K. L. Tibbetts
_____________________________      Senior Vice President and   April 29, 2002
K. L. Tibbetts                     Chief Financial Officer     _________________
                                   (Principal Financial
                                   and Accounting Officer)


   (J. E. Aschenbrenner)*
_____________________________      Director                    April 29, 2002
J. D. Davis                                                    _________________


   (J. D. Davis)*
_____________________________      Director                    April 29, 2002
J. D. Davis                                                    _________________


   (P. A. Ferguson)*
_____________________________      Director                    April 29, 2002
P. A. Ferguson                                                 _________________


   (R. W. Gilbert)*
_____________________________      Director                    April 29, 2002
R. W. Gilbert                                                  _________________


   (W. C. Kimball)*
_____________________________      Director                    April 29, 2002
W. C. Kimball                                                  _________________


   (B. A. Lukavsky)*
_____________________________      Director                    April 29, 2002
B. A. Lukavsky                                                 _________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included